SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-43757)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 21   [X]
and
REGISTRATION STATEMENT (No. 811-6452)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 21 [X]
Fidelity Union Street Trust II
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (x) on (October 20, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY UNION STREET TRUST II
FIDELITY MUNICIPAL MONEY MARKET FUND
SPARTAN MUNICIPAL MONEY FUND

CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  Cover Page

2a....................................   Expenses

   b, c...............................   Contents; The Fund at a Glance; Who May Want to
                                         Invest

3a....................................   Financial Highlights

   b...................................  *

   c, d.............................     Performance

4a   i..............................     Charter

      ii...............................  The Fund at a Glance; Investment Principles and
                                         Risks

   b...................................  Investment  Principles and Risks

   c...................................  Who May Want to Invest; Investment Principles and
                                         Risks

5a....................................   Charter

   b   i..............................   Cover Page; The Fund at a Glance; Charter; Doing
                                         Business with Fidelity

       ii..............................  Charter

      iii.............................   Expenses; Breakdown of Expenses

  c................................      Charter

  d....................................  Charter; Breakdown of Expenses

  e....................................  Cover Page; Charter

  f....................................  Expenses

 g   i..............................     Charter

     ii...............................   *

5A..................................     *

6a i.................................    Charter

     ii................................  How to Buy Shares; How to Sell Shares; Transaction
                                         Details; Exchange Restrictions

    iii................................  Charter

    b..................................  Charter

    c..................................  Transaction Details; Exchange Restrictions

    d..................................  *

    e..................................  Doing Business with Fidelity; How to Buy Shares;
                                         How to Sell Shares; Investor Services

    f, g..............................   Dividends, Capital Gains, and Taxes

7  a..................................   Cover Page; Charter

    b.................................   Expenses; How to Buy Shares; Transaction Details

    c..................................  *

    d..................................  How to Buy Shares

    e..................................  *

    f................................    Breakdown of Expenses

8......................................  How to Sell Shares; Investor Services; Transaction
                                         Details; Exchange Restrictions

9......................................  *


*  Not Applicable


FIDELITY UNION STREET TRUST II
FIDELITY MUNICIPAL MONEY MARKET FUND
SPARTAN MUNICIPAL MONEY FUND

CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,  11.............................        Cover Page

12....................................      Description of the Trust

13a - c............................         Investment Policies and Limitations

    d..................................     Portfolio Transactions

14a - c............................         Trustees and Officers

15a,b..........................             *

     c..............................        Trustees and Officers

16a i................................       FMR, Portfolio Transactions

       ii..............................     Trustees and Officers

      iii..............................     Management Contract

     b.................................     Management Contract

    c, d.............................       Contracts with FMR Affiliates

   e .................................      *

   f..................................      Distribution and Service Plan
  g...................................      *
     h.................................     Description of the Trust

     i.................................     Contracts with FMR Affiliates

17a -c...........................           Portfolio Transactions

     d,e..............................      *

18a..................................       Description of the Trust

     b.................................     *

19a..................................       Additional Purchase, Exchange and Redemption
                                            Information

     b................................      Additional Purchase, Exchange  and Redemption
                                            Information; Valuation

     c.................................     *

20....................................      Distributions and Taxes

21a,  b............................         Contracts with FMR Affiliates

     c.................................     *

22A ...............................         *

22B.................................        Performance

23....................................      Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated October 20, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.
Investments in the funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that a fund will maintain a stable $1.00 share price.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
SMM/MMM-PRO-1098
   1.538332.101

FIDELITY
MUNICIPAL
MONEY MARKET
FUND
(fund number 010, trading symbol FTEXX)
and
SPARTAN(registered trademark)
MUNICIPAL MONEY
FUND
(fund number 460, trading symbol FIMXX)

Each fund seeks a high level of current income free from federal income tax while maintaining a stable $1.00 share price by investing in high quality, short-term municipal money market securities.

PROSPECTUS
OCTOBER 20, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
 82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS

KEY FACTS            4   THE FUNDS AT A GLANCE

                     5   WHO MAY WANT TO INVEST

                     6   EXPENSES Each fund's yearly operating
                         expenses.

                     8   FINANCIAL HIGHLIGHTS A summary of
                         each fund's financial data.

                     12  PERFORMANCE How each fund has done
                         over time.

THE FUNDS IN DETAIL  13  CHARTER How each fund is organized.

                     13  INVESTMENT PRINCIPLES AND RISKS Each
                         fund's overall approach to investing.

                     14  BREAKDOWN OF EXPENSES How
                         operating costs are calculated and what
                         they include.

YOUR ACCOUNT         15  DOING BUSINESS WITH FIDELITY

                     15  TYPES OF ACCOUNTS Different ways to
                         set up your account.

                     17  HOW TO BUY SHARES Opening an
                         account and making additional
                         investments.

                     20  HOW TO SELL SHARES Taking money out
                         and closing your account.

                     23  INVESTOR SERVICES Services to help you
                         manage your account.

SHAREHOLDER AND      24  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                     25  TRANSACTION DETAILS Share price
                         calculations and the timing of purchases and redemptions.

                     26  EXCHANGE RESTRICTIONS

   KEY FACTS

THE FUNDS AT A GLANCE
GOAL: Income free from federal income tax while maintaining a stable $1.00 share price.
STRATEGY: Invest in high-quality, short-term municipal money market securities of all types.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund        manager. Fidelity
Investments Money Management Inc. (FIMM), a subsidiary of FMR, chooses investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
   MUNICIPAL MONEY MARKET
SIZE: As of August 31, 1998, the fund had over $   5.0     billion in
assets.
SPARTAN MUNICIPAL MONEY
SIZE: As of August 31, 1998, the fund had over $   2.2     billion in
assets.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors in higher tax brackets who would like to earn federal tax-exempt income at current municipal money market rates while preserving the value of their investment. The funds are managed to keep their share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your investments.

(CHECKMARK)THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE MONEY
MARKET CATEGORY.
(RIGHT ARROW) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.

Sales charge on               None
purchases        and
       reinvested
distributions

Deferred sales                None
charge on
redemptions

   Exchange fee     for       $5.00
Spartan Municipal
Money only

   Wire transaction fee       $5.00
       for
       Spartan Municipal
Money only

   Checkwriting fee,          $2.00
   per check written
       for Spartan
Municipal Money
only

   Account closeout           $5.00
   fee     for
       Spartan Municipal
Money only

Annual account                $12.00
maintenance fee
(for accounts under
$2,500)

THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Spartan Municipal Money with certain limited exceptions. Municipal Money Market also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage
of average net assets of each fund.    FMR has entered into
arrangements on behalf of Spartan Municipal Money with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.39% for Spartan Municipal Money.

   MUNICIPAL MONEY MARKET
   Management fee          0.29%

   12b-1 fee               None

   Other expenses          0.20%

   Total fund              0.49%
   operating
   expenses

SPARTAN MUNICIPAL MONEY
Management fee   0.   40    %
(after
reimbursement)

12b-1 fee        None

Other expenses   None

Total fund       0.   40    %
operating
expenses

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and, for Spartan Municipal Money, if you leave your account open:

MUNICIPAL MONEY MARKET
1 year    $ 5

3 years   $ 16

5 years   $ 27

10 years  $ 62

SPARTAN MUNICIPAL MONEY
     Account open  Account closed

1 year    $ 4      $ 9

3 years   $ 13     $ 18

5 years   $ 22     $ 27

10 years  $ 51     $ 56

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
Effective    August 1, 1994    , FMR has voluntarily agreed to
reimburse Spartan Municipal Money to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.40% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets of
the fund would have been 0.50%, 0.   0    0% and 0.50%, respectively.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.

   FIDELITY MUNICIPAL MONEY MARKET

Selected Per-Share Data and Ratios

Years         1998C    1997     1996     1995     1994     1993     1992     1991     1990     1989
ended
October 31

Net asset     $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
value,
beginning of
period

Income        .027     .032     .031     .034     .023     .022     .031     .046     .055     .058
from
Investment
Operations
 Net
interest
income

Less          (.027)   (.032)   (.031)   (.034)   (.023)   (.022)   (.031)   (.046)   (.055)   (.058)
Distributions
 From net
interest
income

Net asset     $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
value,
end of period

Total         2.70%    3.28%    3.17%    3.48%    2.33%    2.23%    3.14%    4.66%    5.63%    5.96%
returnB

Net           $ 5,069  $ 4,132  $ 3,674  $ 3,606  $ 3,495  $ 2,936  $ 2,725  $ 2,721  $ 2,824  $ 2,830
assets, end
of period
(In millions)

Ratio of      .49%A    .49%     .49%     .50%     .52%     .49%     .48%     .45%     .43%     .44%
expenses to
average net
assets

Ratio of      3.20%A   3.23%    3.12%    3.43%    2.31%    2.21%    3.11%    4.55%    5.52%    5.82%
net interest
income
to average
net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C TEN MONTHS ENDED AUGUST 31
SPARTAN MUNICIPAL MONEY


Selected
Per-Share
Data and
Ratios

Years        1998     1997     1996     1995     1994     1993     1992     1991E
ended August
31

Net          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
asset value,
beginning of
period

Income        .033     .033     .034     .035     .025     .026     .038     .030
from
Investment
Operations
 Net
interest
income

Less          (.033)   (.033)   (0.34)   (.035)   (.025)   (.026)   (.038)   (.030)
Distributions
 From net
interest
income

Net          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
asset value,
end of period

Total         3.40%    3.38%    3.41%    3.59%    2.50%    2.66%    3.91%    3.03%
returnA,B

Net          $ 2,277  $ 2,329  $ 2,380  $ 2,206  $ 2,288  $ 1,696  $ 1,303  $ 424
assets, end
of period
(In millions)

Ratio of      .40%C    .40%C    .40%C    .40%C    .33%C    .27%C    .20%C    .09%C,F
expenses to
average net
assets

Ratio of      .39%D    .40%     .39%D    .40%     .33%     .27%     .20%     .09%F
expenses to
average net
assets after
expense
reductions

Ratio of      3.35%    3.33%    3.36%    3.53%    2.48%    2.61%    3.67%    4.69%F
net interest
income to
average net
assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE, AND FOR PERIODS OF LESS THAN ONE YEAR, ARE NOT ANNUALIZED.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. E JANUARY 14, 1991 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31
F ANNUALIZED

PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account. Each fund's fiscal year runs from September 1 through August 31. The tables below show each fund's performance over past fiscal years compared to a measure of inflation and do not include the effect of the $5 account closeout fee.

   (CHECKMARK)UNDERSTANDING
   PERFORMANCE
   SEVEN-DAY YIELD ILLUSTRATES THE
   INCOME EARNED BY A MONEY
   MARKET FUND OVER A RECENT
   SEVEN-DAY PERIOD. TOTAL RETURN
   REFLECTS BOTH THE REINVESTMENT OF
   INCOME AND THE CHANGE IN A
   FUND'S SHARE PRICE. SINCE MONEY
   MARKET FUNDS MAINTAIN A STABLE
   $1.00 SHARE PRICE, CURRENT
   SEVEN-DAY YIELDS ARE THE MOST
   COMMON ILLUSTRATION OF MONEY
   MARKET FUND PERFORMANCE.

   AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended          Past 1         Past 5         Past 10        years   /
       August 31, 1998        year           years             Life of Fund

   Municipal Money                3.26    %      3.07    %      3.74    %
   Market

Consumer Price                    1.62    %      2.45    %      3.22    %
Index

   Spartan Municipal              3.40%          3.26%          3.39%A
   Money

   Consumer Price                 1.62%          2.45%         n/a
   Index


   CUMULATIVE TOTAL RETURNS

Fiscal periods ended          Past 1         Past 5             Past 10
       August 31, 1998        year           years              years/    Life of
                                                             Fund

   Municipal Money                3.26%          16.30%          44.35%
   Market

   Consumer Price                 1.62%          12.85%          37.31%
   Index

   Spartan Municipal              3.40    %      17.38    %      2    9.00%   A
   Money

Consumer Price                    1.62    %      12.85    %  n/a
Index


   A FROM JANUARY 14, 1991 (COMMENCEMENT OF OPERATIONS)
If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

   THE FUNDS IN DETAIL

CHARTER
EACH FUND IS A MUTUAL FUND an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Union Street Trust II an open-end management investment company organized as a Delaware business trust on June 20, 1991.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs. FIMM, located in Merrimack, New Hampshire, has primary responsibility for providing investment management services.

(CHECKMARK)FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over 223
(solid bullet) Assets in Fidelity mutual funds: over $546 billion
(solid bullet) Number of shareholder
accounts: over 38 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 250

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
   MUNICIPAL MONEY MARKET seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. FMR normally invests the fund's assets so that at least 80% of the fund's income is free from federal income tax. FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax.
SPARTAN MUNICIPAL MONEY MARKET seeks to earn a high level of current income that is free from federal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. FMR normally invests the fund's assets so that at least 80% of the fund's income is free from federal income tax. FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax.
THE FUNDS comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.
Each fund earns income at current municipal money market rates. They stress preservation of capital, liquidity and tax-free income and do not seek the higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. Each fund also reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. If a structure fails to function as intended, adverse tax or investment consequences may result. MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS:    Each fund may not invest more than 5% of its total
assets in the securities of any one issuer, except that each fund may invest up to 25% of its total assets in the highest quality securities
of a single issuer for up to three business days.     This limitation
does not apply to U.S. Government securities or to    securities of
other money market fun    ds. Each fund may invest more than 25% of
its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MUNICIPAL MONEY MARKET seeks as high a level of interest income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The fund normally invests so that at least 80% of its income is free from federal income tax. SPARTAN MUNICIPAL MONEY seeks as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity. The fund will normally invest so that at least 80% of its income is free from federal income tax.
With respect to 75% of total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not
apply to U.S. Government securities    or to securities of other
investment companies    .
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Municipal Money Market also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE AND OTHER EXPENSES
Each fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan Municipal Money with limited exceptions. The annual management fee rate for Spartan
Municipal Money is    0.50    % of its average net assets. For
Municipal Money Market, the fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
For the fiscal year ended August 31, 1998, Spartan Municipal Money
paid a management fee of    0.40%    , after reimbursement.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For August 1998, the group fee rate was    0.13    %. The individual
fund fee rate is 0.15% for Municipal Money Market.
The total management fee for the fiscal year ended August 31, 1998 was
   0.29    %    (annualized) of the fund's average net assets     for
Municipal Money Market.
FIMM is the funds' sub-adviser and has primary responsibility for managing their investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FIMM and FMR Texas Inc., the predecessor company to FIMM, fees equal to
   0.15    % and    0.10    %, respectively, of Spartan Municipal
Money's    average net assets for the fiscal year ended August 31,
1998     and    0.07% and 0.05%, respectively, of Municipal Money
Market'    s average net assets for the    ten month fiscal period
ended August        31, 1998.
While the management fee is a significant component of Municipal Money Market's annual operating costs, this fund has other expenses as well. UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by Municipal Money Market and by FMR on behalf of Spartan Municipal Money.
For the fiscal year ended August 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                        Transfer Agency and
                        Pricing and Bookkeeping
                        Fees Paid by Fund

Municipal Money Market     0.18    %   *

   * ANNUALIZED

In the case of Spartan Municipal Money, FMR, not the fund, pays for these services.
Municipal Money Market also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. Spartan Municipal Money also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FMR or its affiliates also collect Spartan Municipal Money's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 checkwriting charge.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees of    each fund     has authorized
such payments.

YOUR ACCOUNT

DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account. You can choose Municipal Money Market as your core account for your Fidelity Ultra Service Account(registered trademark) or FidelityPlusSM brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund is managed to keep its NAV stable at $1.00. Each fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time, and also at 12:00 noon Eastern time for Municipal Money Market.
Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
For Municipal Money Market        $5,000
For Spartan Municipal Money       $25,000
TO ADD TO AN ACCOUNT
For Municipal Money Market        $500
Through regular investment plansA $100
For Spartan Municipal Money       $1,000
Through regular investment plansA $500
MINIMUM BALANCE
For Municipal Money Market        $2,000
For Spartan Municipal Money       $10,000
FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

                                              TO OPEN                               TO ADD TO
                                              AN                                    AN
                                              ACCOUNT                               ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)          (SMALL SOLID BULLET) EXCHANGE FROM    (SMALL SOLID BULLET) EXCHANGE FROM
                                              ANOTHER FIDELITY                      ANOTHER FIDELITY
                                              FUND ACCOUNT                          FUND ACCOUNT
                                              WITH THE SAME                         WITH THE SAME
                                              REGISTRATION,                         REGISTRATION,
                                              INCLUDING NAME,                       INCLUDING NAME,
                                              ADDRESS, AND                          ADDRESS, AND
                                              TAXPAYER ID                           TAXPAYER ID
                                              NUMBER.                               NUMBER.
                                                                                    (SMALL SOLID BULLET) USE FIDELITY
                                                                                    MONEY LINE TO
                                                                                    TRANSFER FROM
                                                                                    YOUR BANK
                                                                                    ACCOUNT. CALL
                                                                                    BEFORE YOUR FIRST
                                                                                    USE TO VERIFY
                                                                                    THAT THIS SERVICE
                                                                                    IS IN PLACE ON
                                                                                    YOUR ACCOUNT.
                                                                                    MAXIMUM
                                                                                    MONEY LINE: UP
                                                                                    TO $100,000.

THE INTERNET WWW.FIDELITY.COM
(COMPUTER GRAPHIC)                            (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) EXCHANGE FROM
                                              SIGN THE                              ANOTHER FIDELITY
                                              APPLICATION.                          FUND ACCOUNT
                                              MAKE YOUR CHECK                       WITH THE SAME
                                              PAYABLE TO THE                        REGISTRATION,
                                              COMPLETE NAME                         INCLUDING NAME,
                                              OF THE FUND. MAIL                     ADDRESS, AND
                                              TO THE ADDRESS                        TAXPAYER ID
                                              INDICATED ON THE                      NUMBER.
                                              APPLICATION.                          (SMALL SOLID BULLET) USE FIDELITY
                                                                                    MONEY LINE TO
                                                                                    TRANSFER FROM
                                                                                    YOUR BANK
                                                                                    ACCOUNT. VISIT
                                                                                    FIDELITY'S WEB
                                                                                    SITE BEFORE YOUR
                                                                                    FIRST USE TO
                                                                                    VERIFY THAT THIS
                                                                                    SERVICE IS IN
                                                                                    PLACE ON YOUR
                                                                                    ACCOUNT.
                                                                                    MAXIMUM
                                                                                    MONEY LINE: UP
                                                                                    TO $100,000.

MAIL (MAIL_GRAPHIC)                           (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) MAKE YOUR
                                              SIGN THE                              CHECK PAYABLE
                                              APPLICATION.                          TO THE COMPLETE
                                              MAKE YOUR                             NAME OF THE
                                              CHECK PAYABLE TO                      FUND. INDICATE
                                              THE COMPLETE                          YOUR FUND
                                              NAME OF THE                           ACCOUNT NUMBER
                                              FUND. MAIL TO THE                     ON YOUR CHECK
                                              ADDRESS INDICATED                     AND MAIL TO THE
                                              ON THE                                ADDRESS PRINTED
                                              APPLICATION.                          ON YOUR ACCOUNT
                                                                                    STATEMENT.
                                                                                    (SMALL SOLID BULLET) EXCHANGE BY
                                                                                    MAIL: CALL
                                                                                    1-800-544-666
                                                                                    6 FOR
                                                                                    INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)                      (SMALL SOLID BULLET) BRING YOUR       (SMALL SOLID BULLET) BRING YOUR CHECK
                                              APPLICATION AND                       TO A FIDELITY
                                              CHECK TO A                            INVESTOR CENTER.
                                              FIDELITY INVESTOR                     CALL
                                              CENTER. CALL                          1-800-544-979
                                              1-800-544-979                         7 FOR THE CENTER
                                              7 FOR THE CENTER                      NEAREST YOU.
                                              NEAREST YOU.
WIRE (WIRE_GRAPHIC)                           (SMALL SOLID BULLET) FOR SPARTAN      (SMALL SOLID BULLET) FOR SPARTAN
                                              MUNICIPAL MONEY                       MUNICIPAL
                                              THERE MAY BE A                        MONEY THERE
                                              $5.00 FEE FOR                         MAY BE A
                                              EACH WIRE                             $5.00 FEE FOR
                                              PURCHASE.                             EACH WIRE
                                              (SMALL SOLID BULLET) CALL             PURCHASE.
                                              1-800-544-777                         (SMALL SOLID BULLET) WIRE TO:
                                              7 TO SET UP YOUR                      THE CHASE
                                              ACCOUNT AND TO                        MANHATTAN
                                              ARRANGE A WIRE                        BANK,
                                              TRANSACTION.                          BANK ROUTING
                                              (SMALL SOLID BULLET) WIRE WITHIN 24   #021000021,
                                              HOURS TO:                             FFC
                                              THE CHASE                             FIDELITY/SAS
                                              MANHATTAN                             INST DEP
                                              BANK,                                 ACCOUNT
                                              BANK ROUTING                          #323039502.
                                              #021000021,                           SPECIFY THE
                                              FFC                                   COMPLETE NAME
                                              FIDELITY/SAS                          OF THE FUND AND
                                              INST DEP                              INCLUDE YOUR
                                              ACCOUNT                               ACCOUNT NUMBER
                                              #323039502.                           AND YOUR NAME.
                                              SPECIFY THE
                                              COMPLETE NAME
                                              OF THE FUND AND
                                              INCLUDE YOUR
                                              ACCOUNT NUMBER
                                              AND YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)             (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY
                                                                                    AUTOMATIC
                                                                                    ACCOUNT
                                                                                    BUILDER. SIGN
                                                                                    UP FOR THIS
                                                                                    SERVICE WHEN
                                                                                    OPENING YOUR
                                                                                    ACCOUNT, VISIT
                                                                                    FIDELITY'S WEB
                                                                                    SITE AT
                                                                                    WWW.FIDELITY.CO
                                                                                    M TO OBTAIN
                                                                                    THE FORM TO
                                                                                    ADD THE
                                                                                    SERVICE, OR CALL
                                                                                    1-800-544-66
                                                                                    66 TO ADD THE
                                                                                    SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time, and also at 12:00 noon Eastern time for Municipal Money Market.
TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR FIDELITYPLUS ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions. IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account ($10,000 for Spartan Municipal Money) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.


                                                ACCOUNT TYPE        SPECIAL REQUIREMENTS

FOR SPARTAN MUNICIPAL MONEY, IF YOUR ACCOUNT BALANCE IS LESS THAN $50,000, THERE ARE FEES
FOR INDIVIDUAL REDEMPTION TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE AND $5.00 FOR EACH
EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.

PHONE 1-800-544-7777 (PHONE_GRAPHIC)            ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MAXIMUM
                                                                    CHECK REQUEST:
                                                                    $100,000.
                                                                    (SMALL SOLID BULLET) FOR MONEY
                                                                    LINE TRANSFERS
                                                                    TO YOUR BANK
                                                                    ACCOUNT;
                                                                    MINIMUM:
                                                                    $10;
                                                                    MAXIMUM: UP
                                                                    TO $100,000.
                                                                    (SMALL SOLID BULLET) YOU MAY
                                                                    EXCHANGE TO
                                                                    OTHER FIDELITY
                                                                    FUNDS IF BOTH
                                                                    ACCOUNTS ARE
                                                                    REGISTERED WITH
                                                                    THE SAME
                                                                    NAME(S),
                                                                    ADDRESS, AND
                                                                    TAXPAYER ID
                                                                    NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)  INDIVIDUAL, JOINT   (SMALL SOLID BULLET) THE LETTER OF
                                                TENANT,             INSTRUCTION
                                                SOLE PROPRIETORSHI  MUST BE
                                                P, UGMA, UTMA       SIGNED BY ALL
                                                TRUST               PERSONS
                                                                    REQUIRED TO
                                                                    SIGN FOR
                                                                    TRANSACTIONS,
                                                BUSINESS OR         EXACTLY AS
                                                ORGANIZATION        THEIR NAMES
                                                                    APPEAR ON THE
                                                                    ACCOUNT.
                                                                    (SMALL SOLID BULLET) THE TRUSTEE
                                                                    MUST SIGN THE
                                                EXECUTOR,           LETTER INDICATING
                                                ADMINISTRATOR,      CAPACITY AS
                                                CONSERVATOR,        TRUSTEE. IF THE
                                                GUARDIAN            TRUSTEE'S NAME
                                                                    IS NOT IN THE
                                                                    ACCOUNT
                                                                    REGISTRATION,
                                                                    PROVIDE A COPY
                                                                    OF THE TRUST
                                                                    DOCUMENT
                                                                    CERTIFIED WITHIN
                                                                    THE LAST 60
                                                                    DAYS.
                                                                    (SMALL SOLID BULLET) AT LEAST ONE
                                                                    PERSON
                                                                    AUTHORIZED BY
                                                                    CORPORATE
                                                                    RESOLUTION TO
                                                                    ACT ON THE
                                                                    ACCOUNT MUST
                                                                    SIGN THE LETTER.
                                                                    (SMALL SOLID BULLET) INCLUDE A
                                                                    CORPORATE
                                                                    RESOLUTION WITH
                                                                    CORPORATE SEAL
                                                                    OR A SIGNATURE
                                                                    GUARANTEE.
                                                                    (SMALL SOLID BULLET) CALL
                                                                    1-800-544-66
                                                                    66 FOR
                                                                    INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                             ALL ACCOUNT TYPES   (SMALL SOLID BULLET) YOU MUST SIGN
                                                                    UP FOR THE WIRE
                                                                    FEATURE BEFORE
                                                                    USING IT. TO
                                                                    VERIFY THAT IT IS
                                                                    IN PLACE, CALL
                                                                    1-800-544-66
                                                                    66. MINIMUM
                                                                    WIRE: $5,000.
                                                                    (SMALL SOLID BULLET) YOUR WIRE
                                                                    REDEMPTION
                                                                    REQUEST MUST
                                                                    BE RECEIVED IN
                                                                    PROPER FORM BY
                                                                    FIDELITY BEFORE
                                                                    4:00 P.M.
                                                                    EASTERN TIME
                                                                    FOR MONEY TO
                                                                    BE WIRED ON
                                                                    THE NEXT
                                                                    BUSINESS DAY.

CHECK (CHECK_GRAPHIC)                           ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MINIMUM
                                                                    CHECK:
                                                                    $1,000 (FOR
                                                                    SPARTAN
                                                                    MUNICIPAL
                                                                    MONEY ONLY).
                                                                    (SMALL SOLID BULLET) ALL ACCOUNT
                                                                    OWNERS MUST
                                                                    SIGN A
                                                                    SIGNATURE CARD
                                                                    TO RECEIVE A
                                                                    CHECKBOOK.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site. You may pay a $5.00 fee for each exchange out of Spartan Municipal Money, unless you place your transaction through Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year (except for Municipal Money Market), and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page
 .
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers services that let you transfer money into your fund account, or between fund accounts, automatically.

   REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM     $100 FOR MUNICIPAL
            MONEY MARKET
            $500 FOR SPARTAN
            MUNICIPAL MONEY

FREQUENCY   MONTHLY OR QUARTERLY

SETTING UP  COMPLETE THE
            APPROPRIATE SECTION ON
            THE FUND APPLICATION. FOR
            EXISTING ACCOUNTS, CALL
            1-800-544-6666 OR
            VISIT FIDELITY'S WEB SITE AT
            WWW.FIDELITY.COM FOR AN
            APPLICATION.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUND
MINIMUM     $100 FOR MUNICIPAL
            MONEY MARKET
            $500 FOR SPARTAN
            MUNICIPAL MONEY

FREQUENCY   EVERY PAY PERIOD

SETTING UP  CHECK THE APPROPRIATE
            BOX ON THE FUND
            APPLICATION, OR CALL
            1-800-544-6666 OR
            VISIT FIDELITY'S WEB SITE AT
            WWW.FIDELITY.COM FOR AN
            AUTHORIZATION FORM.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM     $100 for Municipal
            Money Market
            $500 for Spartan
            Municipal Money

FREQUENCY   Monthly, bimonthly,
            quarterly, or annually

SETTING UP  To establish, call
            1-800-544-6666 after
            both accounts are
            opened.

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
3. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.

(CHECKMARK)UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. A FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.

TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of a fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
   During the ten month fiscal period ended August 31, 1998 (for Municipal Money Market) and the fiscal year ended August 31, 1998 (for
Spartan Municipal Money)    , 100% of each fund's income dividends was
free from federal income tax.    66.12    % of Spartan Municipal
Money's and    50.43    % of Municipal Money Market's income dividends
were subject to the federal alternative minimum tax.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time, and also at 12:00 noon Eastern time for Municipal Money Market.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Like most money market funds, each fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund to maintain a stable $1.00 share price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) For Spartan Municipal Money, shares begin to earn dividends on the first business day following the day of purchase. (small solid bullet) For Municipal Money Market, shares purchased before 12:00 noon Eastern time begin to earn dividends on the day of purchase. Shares purchased after 12:00 noon begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) For Spartan Municipal Money, shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) For Municipal Money Market, shares redeemed before 12:00 noon Eastern time earn dividends through the business day prior to the day of redemption. Shares redeemed after 12:00 noon earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 FOR MUNICIPAL MONEY MARKET ($10,000 for Spartan Municipal Money), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and, for Spartan Municipal Money, the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, Spartan Municipal Money reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. Fidelity, Fidelity Investments and (Pyramid) Design, Fidelity Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Directed Dividends, Fidelity Ultra Service Account, and Spartan are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.


(Recycle graphic) This prospectus is printed on recycled paper using soy-based inks.


FIDELITY MUNICIPAL MONEY MARKET FUND
AND
SPARTAN(registered trademark) MUNICIPAL MONEY FUND
FUNDS OF FIDELITY UNION STREET TRUST II
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 20, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated October 20, 1998). Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       28

Portfolio Transactions                                    31

Valuation                                                 31

Performance                                               32

Additional Purchase, Exchange and Redemption Information  36

Distributions and Taxes                                   37

FMR                                                       37

Trustees and Officers                                     37

Management Contracts                                      40

Distribution and Service Plans                            45

Contracts with FMR Affiliates                             45

Description of the Trust                                  46

Financial Statements                                      46

Appendix                                                  46

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
Fidelity Investments Money Management, Inc. (FIMM)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
SMM/MMM-ptb-1098
   1.539256.101

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY MUNICIPAL MONEY MARKET FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) make short sales of securities;
(4) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;
(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(9) purchase or sell commodities or commodity contracts;
(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements); or
(11) invest in oil, gas, or other mineral exploration or development programs.
(12) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1), (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government or other entity is guaranteeing the security.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
   With respect to limitation (iii), if through a change in value, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
INVESTMENT LIMITATIONS OF SPARTAN MUNICIPAL MONEY FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;
(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending).
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1), (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government or other entity is guaranteeing the security.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
   With respect to limitation (iv), if through a change in value, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the funds' policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions. DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FEDERALLY TAXABLE SECURITIES. Under normal conditions, a municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These securities would include those issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements for those securities.
A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
FMR may determine some restricted securities and municipal lease obligations to be illiquid.
Investments currently considered by FMR to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share. MUNICIPAL SECTORS:
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
Each fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, each fund may look to an interest rate reset or demand feature.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
A fund may pay both commissions and spreads in connection with the
placement of portfolio transactions. For the    ten-month     fiscal
   period     ended August 31, 1998, and    the fiscal years ended
October 31, 1997 and 1996, Municipal Money Market paid no brokerage commissions, and for the fiscal years ended August 31, 1998, 1997, and 1996, Spartan Municipal Money paid no brokerage commissions.
For the    ten-month     fiscal period ended August 31, 1998 (for
Municipal Money Market) and for the fiscal year ended August 31, 1998 (for Spartan Municipal Money), the funds paid no brokerage commissions to firms that provided research services.
The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines Spartan Municipal Money's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). FSC normally determines Municipal Money Market's NAV at 12:00 noon and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, a fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing each fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Each fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page 32.
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize each fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's yield and total return fluctuate in response to market conditions and other factors. YIELD CALCULATIONS. To compute the yield for a fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, a fund may quote yields in advertising based on any historical seven-day period. Yields for a fund are calculated on the same basis as other money market funds, as required by applicable regulation.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The tax-equivalent yield of a fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on effective yield under federal income tax laws for 1998. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical federally tax-exempt obligations yielding from 2% to
   8    %. Of course, no assurance can be given that a fund will
achieve any specific tax-exempt yield. While a fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

   Expected(dagger)     199   9     Tax Rates and Tax-Equivalent Yields

                                                      Federal  If individual tax-exempt yield is:

Taxable Income*                                      Marginal  2%      3%      4%      5%      6%      7%       8%

Single Return              Joint Return                Rate**  Then taxable-equivalent yield is:

$ 25,751    -   $ 62,450   $ 43,051    -   $ 104,050   28%     2.78%   4.17%   5.56%   6.94%   8.33%   9.72%    11.11%

$ 61,451    -   $ 130,250  $ 104,051   -   $ 158,550   31%     2.90%   4.35%   5.80%   7.25%   8.70%   10.15%   11.59%

$ 130,251   -   $ 283,150  $ 158,551   -   $ 283,150   36%     3.13%   4.69%   6.25%   7.81%   9.38%   10.94%   12.50%

$ 283,151   +              $ 283,151   +               39.6%   3.31%   4.97%   6.62%   8.28%   9.93%   11.59%   13.25%



* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
(dagger) The 1999 tax rates are not expected to be materially different from the expected 1999 tax rates shown above.
A municipal fund may invest a portion of its assets in obligations that are subject to federal income tax. When a municipal fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of Spartan Municipal Money's $5.00 account closeout fee.
CALCULATING HISTORICAL FUND RESULTS. The following tables show performance for each fund calculated including certain fund expenses. HISTORICAL FUND RESULTS. The following table shows each fund's 7-day yield, tax-equivalent yield, and total return for the period ended August 31, 1998. Total return figures for Spartan Municipal Money include the effect of the $5.00 account closeout fee based on an average size account.
The tax-equivalent yields for each fund is based on a 36% federal income tax rate. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                  Average Annual
                                  Total Returns            Cumulative Total Returns

            Seven-Da  Tax-        One     Five    Ten      One     Five     Ten
            y         Equivalent  Year    Years   Years/   Year    Years    Years/
            Yield     Yield                       Life of                   Life of
                                                  Fund                      Fund



Municipal    3.01%     4.70%       3.26%   3.07%   3.74%    3.26%   16.30%   44.35%
Money
Market

Spartan      3.11%     4.86%       3.40%   3.26%   3.39%*   3.40%   17.38%   29.00%*
Municipal
Money


* From January 14, 1991 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, Spartan Municipal Money's total returns would have been lower.
Note: If FMR had not reimbursed certain fund expenses during these periods, Spartan Municipal Money's yield and tax equivalent yield
would have been    3.01    % and    4.70    %   , respectively    .
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the past 10 fiscal years ended 1998 or life of the fund, as applicable, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended August 31, 1998, a hypothetical $10,000 investment in Municipal Money Market would have grown to
$   14,312    .

FIDELITY MUNICIPAL MONEY MARKET FUND                                     INDICES

Period Ended   Value of         Value of        Value of       Total     S&P 500          DJIA             Cost of
August 31      Initial          Reinvested      Reinvested     Value                                      Living
               $10,000          Dividend        Capital Gain
               Investment       Distributions   Distributions


1998              $ 10,000         $ 4,312         $ 0         $ 14,312  $ 45,050         $ 46,178         $ 13,594

1997*             $ 10,000         $ 3,936         $ 0         $ 13,936  $ 42,491         $ 44,953         $ 13,444

1996*             $ 10,000         $ 3,494         $ 0         $ 13,494  $ 32,162         $ 35,753         $ 13,170

1995*             $ 10,000         $ 3,079         $ 0         $ 13,079  $ 25,918         $ 27,599         $ 12,787

1994*             $ 10,000         $ 2,639         $ 0         $ 12,639  $ 20,498         $ 22,121         $ 12,438

1993*             $ 10,000         $ 2,352         $ 0         $ 12,352  $ 19,735         $ 20,275         $ 12,121

1992*             $ 10,000         $ 2,082         $ 0         $ 12,082  $ 17,169         $ 17,263         $ 11,797

1991*             $ 10,000         $ 1,714         $ 0         $ 11,714  $ 15,611         $ 15,947         $ 11,431

1990*             $ 10,000         $ 1,193         $ 0         $ 11,193  $ 11,693         $ 12,260         $ 11,106

1989*             $ 10,000         $ 596           $ 0         $ 10,596  $ 12,640         $ 12,774         $ 10,449


* Period ended October 31.
Explanatory Notes: With an initial investment of $10,000 in Municipal
Money Market on November 1, 19   88     the net amount invested in
fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   14,312.     If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   3,591     for
dividends. The fund did not distribute any capital gains during the period.
During the period from January 14, 1991 (commencement of operations) to August 31, 1998, a hypothetical $10,000 investment in Spartan
Municipal Money would have grown to $   12,900    .


SPARTAN MUNICIPAL MONEY FUND                                             INDICES

Period Ended   Value of         Value of        Value of       Total     S&P 500          DJIA             Cost of
August 31      Initial          Reinvested      Reinvested     Value                                       Living**
               $10,000          Dividend        Capital Gain
               Investment       Distributions   Distributions


1998           $    10,000      $    2,900      $    0       $    12,900  $ 36,850      $    36,491         $ 12,212

1997           $    10,000      $    2,476      $    0       $    12,476  $ 34,091      $    36,281      $    12,018

1996           $    10,000      $    2,068      $    0       $    12,068  $ 24,238      $    26,225      $    11,756

1995           $    10,000      $    1,670      $    0       $    11,670  $ 20,415      $    21,062      $    11,428

1994           $    10,000      $    1,265      $    0       $    11,265  $ 16,810      $    17,424      $    11,136

1993           $    10,000      $    990        $    0       $    10,990  $ 15,938      $    15,820      $    10,822

1992           $    10,000      $    705        $    0       $    10,705  $ 13,832      $    13,704      $    10,531

1991*          $    10,000      $    303        $    0       $    10,303  $ 12,815      $    12,431      $    10,209


* From January 14, 1991 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan Municipal Money on January 14, 1991 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   12,900    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   2,550     for
dividends. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY FUND REPORT(trademark),
covers over    436     tax-free money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
As of August 31, 1998, FMR advised over $   32     billion in
municipal fund assets, $   113     billion in money market fund
assets, $   389     billion in equity fund assets, $   61     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Each fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines Spartan Municipal Money's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). FSC normally calculates Municipal Money Market's NAV twice each business day, once at 12:00 noon Eastern time and once as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on municipal bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a municipal fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of its income is free from federal income tax. Each fund may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its NAV at $1.00. Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Each fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00. The funds do not anticipate distributing long-term capital gains.
As of August 31, 1998, Municipal Money Market had a capital loss
carryforward aggregating approximately $   486,000    . This loss
carryforward,    all     of which will expire on August 31,
   2004    , is available to offset future capital gains.
As of August 31, 1998, Spartan Municipal Money had a capital loss
carryforward aggregating approximately $   308,000    . This loss
carryforward, of which $   1,000    , $   1,000    ,    $46,000,
$26,000, $125,000, $14,000,     and $   95,000,     will expire on
August 31, 199   9    ,    2001, 2002, 2003, 2004, 2005    , and
   2006    , respectively, is available to offset future capital
gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization, Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), and Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). BOYCE I. GREER (42), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (59), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
DIANE McLAUGHLIN (35), is Vice President of Fidelity Municipal Money Market (1997) and Spartan Municipal Money (1997) and an employee of FMR (1992).
ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
STANLEY N. GRIFFITH (   52    ), Assistant Vice        President
(1998)    , is Assistant Vice President of Fidelity's Fixed-Income
Funds    (1998) and an employee of FMR Corp    .
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (40), Assistant Treasurer    (1996)    , is
Assistant Treasurer of Fidelity's    Fixed-Income     Funds
(199   8    ) and an employee of FMR (1996). Prior to joining FMR, Mr.
Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended August 31, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees         Aggregate         Aggregate           Total
and              Compensation      Compensation        Compensation
Members of the   from              from                from the
Advisory Board   Municipal Money   Spartan Municipal   Fund Complex*A
                 MarketB           MoneyB

J. Gary          $ 0               $ 0                 $ 0
Burkhead**

Ralph F. Cox     $    1,602        $    832            $ 214,500

Phyllis Burke    $    1,602        $    832            $ 210,000
Davis

Robert M.        $    1,346        $    840            $176,000
Gates***

Edward C.        $ 0               $ 0                 $ 0
Johnson 3d**

E. Bradley       $    1,613        $    837            $ 211,500
Jones

Donald J. Kirk   $    1,624        $    842            $ 211,500

Peter S.         $ 0               $ 0                 $ 0
Lynch**

William O.       $    1,346        $    840            $ 214,500
McCoy****

Gerald C.        $    1,997        $    1,037          $ 264,500
McDonough

Marvin L.        $    1,591        $    825            $ 214,500
Mann

Robert C.        $ 0               $ 0                 $ 0
Pozen**

Thomas R.        $    1,613        $    837             $214,500
Williams

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
***        Mr. Gates was elected to the Board of Trustees Fidelity
Union Street Trust II on September 17, 1997.
**** Mr. McCoy was elected to the Board of Trustees Fidelity Union Street Trust II on September 17, 1997.
A        Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    August 31    , 1998, the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES (MUNICIPAL MONEY MARKET). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT-RELATED EXPENSES (SPARTAN MUNICIPAL MONEY). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, and pricing and bookkeeping services.
FMR pays all other expenses of Spartan Municipal Money with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. MANAGEMENT FEES. For the services of FMR under the management contract, Spartan Municipal Money pays FMR a monthly management fee at the annual rate of .50% of its average net assets throughout the month.
The management fee paid to FMR by Spartan Municipal Money is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under the management contract, Municipal Money Market pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE       EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized  Group Net       Effective Annual Fee
Assets            Rate        Assets          Rate

 0 - $3 billion   .3700%       $ 0.5 billion  .3700%

 3 - 6            .3400         25            .2664

 6 - 9            .3100         50            .2188

 9 - 12           .2800         75            .1986

 12 - 15          .2500         100           .1869

 15 - 18          .2200         125           .1793

 18 - 21          .2000         150           .1736

 21 - 24          .1900         175           .1690

 24 - 30          .1800         200           .1652

 30 - 36          .1750         225           .1618

 36 - 42          .1700         250           .1587

 42 - 48          .1650         275           .1560

 48 - 66          .1600         300           .1536

 66 - 84          .1550         325           .1514

 84 - 120         .1500         350           .1494

 120 - 156        .1450         375           .1476

 156 - 192        .1400         400           .1459

 192 - 228        .1350         425           .1443

 228 - 264        .1300         450           .1427

 264 - 300        .1275         475           .1413

 300 - 336        .1250         500           .1399

 336 - 372        .1225         525           .1385

 372 - 408        .1200         550           .1372

 408 - 444        .1175

 444 - 480        .1150

 480 - 516        .1125

 Over        516  .1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   618     billion of group net assets - the approximate
level for August 1998 - was 0.   1342    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   618     billion.
The individual fund fee rate for Municipal Money Market is 0.15%. Based on the average group net assets of the funds advised by FMR for August 1998, the fund's annual management fee rate would be calculated as follows:

                        Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Municipal Money Market     0.1342    %  +    0.15%                     =       0    .   2842    %




One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Spartan Municipal Money.


Fund        Fiscal Years Ended  Amount of         Management Fees
            August 31           Credits Reducing  Paid to FMR
                                Management Fees

Municipal   1998                   N/A            $    11,006,000
Money
Market

            1997**                 N/A            $    11,448,000

            1996**                 N/A            $    10,874,000

Spartan     1998                $    188,000      $    9,043,000    *
Municipal
Money

            1997                $    90,000       $    9,537,000    *

            1996                $    198,000      $    8,913,000    *

* After    reimbursement and     reduction of fees and expenses paid
by the fund to the non-interested Trustees.
** Fiscal years ended October 31.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
Effective August 1, 1994, FMR voluntarily agreed to reimburse Spartan Municipal Money if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of .40% of its average net assets. For the fiscal years ended August 31, 1998, 1997, and 1996, management fees incurred under the fund's
contract prior to reimbursement amounted to $   11,541,000    ,
$   12,041,000    , and $   11,391,000    , respectively, and
management fees reimbursed by FMR amounted to $   2,310,000    ,
$   2,414,000    , and $   2,280,000    , respectively.
To defray shareholder service costs, FMR or its affiliates also collect Spartan Municipal Money's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are shown in the table below.

            Period Ended  Exchange Fees    Account         Wire Fees       Checkwriting
            August 31                      Closeout Fees                   Charges

Spartan     1998             $ 6,000          $ 2,000         $ 1,000         $ 11,000
Municipal
Money

            1997             $ 6,000          $ 1,000         $ 1,000         $ 9,000

            1996             $ 10,000         $ 3,000         $ 2,000         $ 15,000


SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the funds. Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the funds. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.
Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
Fees paid to F   MR Texas and FIMM     by FMR on behalf of the funds
for the past three fiscal years are shown in the table below.

Fund        Fiscal Year Ended August 31     Fees Paid to FIMM      Fees Paid to F   MR Texas

Municipal   1998                            $ 3,332,000            $    2,171,000
Money
Market

            1997   *                        $ 0                    $    5,724,000

            1996   *                        $ 0                    $    5,437,000

Spartan     1998                            $ 3,494,000            $    2,277,000
Municipal
Money

            1997                            $ 0                    $    6,021,000

            1996                            $ 0                    $    5,696,000


* Fiscal years ended October 31.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of Trustees has        authorized such
payments for Municipal Money Market    and     Spartan Municipal
Money    shares    .
   FMR made no payments either directly or through FDC to third
parties for the fiscal year ended 1998    .
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
FSC has entered into a sub-agreement with Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR. Under the terms of this sub-agreement, FBSI performs certain recordkeeping, communication, and other services for shareholders of Municipal Money Market participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client who chooses certain additional features. This fee is in addition to the transfer agency fee received by FSC.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0175% of the first $500 million of average net assets and .0075% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Municipal Money Market to FSC for the
fiscal    period ended August 31, 1998 and the fiscal years ended
October 31, 1997 and 1996     are shown in the table below.

Fund        1998              1997              1996

Municipal   $    415,000      $    451,000      $    402,000
Money
Market

For Spartan Municipal Money, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Municipal Money Market Fund and Spartan Municipal Money Fund are funds of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are four funds of Fidelity Union Street Trust II: Fidelity Municipal Money Market Fund, Spartan Municipal Money Fund, Fidelity Daily Income Trust, and Spartan Arizona Municipal Money Market Fund. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts serves as each fund's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal period ended August 31, 1998 (for Municipal Money Market) and for the fiscal year ended August 31, 1998 (for Spartan Municipal Money), and reports of the auditor, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
TRADEMARKS
Spartan, Fidelity   ,     and Fidelity Focus are registered trademarks
of FMR Corp.
The third-party marks appearing above are the marks of their respective owners.

FIDELITY UNION STREET TRUST II
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  Cover Page

2a....................................   Expenses

  b, c................................   Contents; The Funds at a Glance; Who May Want to
                                         Invest

3a....................................   Financial Highlights

  b....................................  *

  c, d................................   Performance

4a  (i)..............................    Charter

      (ii)............................   The Funds at a Glance; Investment Principles and
                                         Risks; Securities and Investment Practices;
                                         Fundamental Investment Policies and Restrictions

  b....................................  Investment Principles and Risks

  c....................................  Who May Want to Invest; Investment Principles and
                                         Risks; Securities and Investment Practices

5a....................................   Charter

  b (i)...............................   Cover Page; The Funds at a Glance; Charter; Doing
                                         Business with Fidelity

      (ii).............................  Charter

      (iii)...........................   Expenses; Breakdown of Expenses

  c....................................  Charter

  d....................................  Charter; Breakdown of Expenses

  e....................................  Cover Page; Charter

  f....................................  Expenses

 g (i)................................   Charter

    (ii)...............................  *

 5A..................................    *

6a  (i)..............................    Charter

      (ii).............................  How to Buy Shares; How to Sell Shares; Investor
                                         Services; Transaction Details; Exchange Restrictions

      (iii)............................  Charter

  b...................................   Charter

  c....................................  Transaction Details; Exchange Restrictions

  d....................................  *

  e....................................  Doing Business with Fidelity; How to Buy Shares;
                                         How to Sell Shares; Investor Services

  f, g................................   Dividends, Capital Gains, and Taxes

  h................................      *

7a....................................   Cover Page; Charter

  b....................................  Expenses; How to Buy Shares; Transaction Details

  c....................................  *

  d....................................  How to Buy Shares

  e...................................   *

  f....................................  Breakdown of Expenses

8......................................  How to Sell Shares; Investor Services; Transaction
                                         Details; Exchange Restrictions

9......................................  *


*  Not Applicable

FIDELITY UNION STREET TRUST II
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10....................................   Cover Page

11...................................    Cover Page

12....................................   Description of the Trust

13a- c............................       Investment Policies and Limitations

    d..................................  *

14a- c............................       Trustees and Officers

15a-c..............................      Trustees and Officers

16a  (i)............................     FMR; Portfolio Transactions

        (ii)...........................  Trustees and Officers

        (iii)..........................  Management Contracts

    b.................................   Management Contracts

    c, d..............................   Contracts with FMR Affiliates

    e..............................      Management Contracts

    f...............................     Distribution and Service Plans

    g..............................      *

    h..................................  Description of the Trusts

    i..................................  Contracts with FMR Affiliates

17a-c..............................      Portfolio Transactions

    d,e...............................   *

18a..................................    Description of the Trusts

    b..................................  *

19a..................................    Additional Purchase, Exchange and Redemption
                                         Information

    b..................................  Valuation; Additional Purchase, Exchange and
                                         Redemption Information

    c..................................  *

20....................................   Distributions and Taxes

21a, b..............................     Contracts with FMR Affiliates

    c. ................................  *

22a..................................    Performance

    b..................................  *

23....................................   Financial Statements


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
d   ated     October 20, 1998. The SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either
document, cal   l Fidelit    y(registered trademark) at
1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
THE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE
COMMISSION, NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
   AZI/SPZ-PRO-1098
   1.536771.101

SPARTAN(REGISTERED TRADEMARK)
ARIZONA MUNICIPAL
FUNDS

Each fund seeks a high level of current income free from federal income tax and Arizona personal income tax.
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND invests in high-quality, short-term municipal money market securities and is designed to maintain a stable $1.00 share price.
(fund number 433, trading symbol FSAXX)
SPARTAN ARIZONA MUNICIPAL INCOME FUND
seeks to provide higher yields by investing in a broader range of municipal securities
(fund number 434, trading symbol FSAMI)
PROSPECTUS
   OCTOBER 20, 1998
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
 82 DEVONSHIRE STREET, BOSTON, MA 02109



CONTENTS

KEY FACTS            4   THE FUNDS AT A GLANCE

                     5   WHO MAY WANT TO INVEST

                     6   EXPENSES Each fund's yearly operating
                         expenses.

                     8   FINANCIAL HIGHLIGHTS A summary of
                         each fund's financial data.

                     11  PERFORMANCE How each fund has done
                         over time.

THE FUNDS IN DETAIL  13  CHARTER How each fund is organized.

                     13  INVESTMENT PRINCIPLES AND RISKS Each
                         fund's overall approach to investing.

                     15  BREAKDOWN OF EXPENSES How
                         operating costs are calculated and what
                         they include.

YOUR ACCOUNT         16  DOING BUSINESS WITH FIDELITY

                     16  TYPES OF ACCOUNTS Different ways to
                         set up your account.

                     17  HOW TO BUY SHARES Opening an
                         account and making additional
                         investments.

                     20  HOW TO SELL SHARES Taking money out
                         and closing your account.

                     23  INVESTOR SERVICES Services to help you
                         manage your account.

SHAREHOLDER AND      24  DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES

                     25  TRANSACTION DETAILS Share price
                         calculations and the timing of purchases and redemptions.

                     26  EXCHANGE RESTRICTIONS


KEY FACTS

THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Fidelity
Investments Money Management Inc. (FIMM), a subsidiary of FMR, chooses investments for Spartan Arizona Municipal Money Market.
   Beginning January 1, 1999, FIMM, will choose investments for Spartan Arizona Municipal Income.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SPARTAN AZ MUNI MONEY MARKET
GOAL: High current tax-free income for Arizona residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Arizona personal income tax.
SIZE: As of August 31, 1998   ,     the fund    had     over
$   94     million in assets.
SPARTAN AZ MUNICIPAL INCOME
GOAL: High current tax-free income for Arizona residents.
       STRATEGY:    Normally invests in investment-grade municipal
securities whose interest is free from federal income tax and Arizona personal income tax. FMR uses the Lehman Brothers Arizona Enhanced Municipal Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of August 31, 1998, the fund    had o    ver $   24
million in assets.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Arizona
   personal     income taxes. Each fund's level of risk and potential
reward depend on the quality and maturity of its investments. The money market fund is managed to keep its share price stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk.

(CHECKMARK)THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Spartan Arizona
Municipal Money Market is in
the MONEY MARKET category,
and Spartan Arizona
Municipal Income is in the
INCOME category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
   Spartan Arizona Municipal Income is a non-diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below
$2,500. See "Transaction Details," page        , for an explanation of
how and when these charges apply.

Sales charge on purchases                             None
and
       reinvested distributions

Deferred sales charge on                              None
redemptions

   Redemption fee                                     0.50%
   (Short-term trading fee)
   on shares held less than
   180 days (as a % of
   amount redeemed)     for
Spartan AZ Municipal
Income only

   Exchange fee                                       $5.00
   F    or        Spartan        AZ Municipal
       Money Market only

   Wire transaction fee                               $5.00
   F    or        Spartan AZ Municipal
Money Market only

   Checkwriting fee, per                              $2.00
   check written
   F    or        Spartan AZ Municipal
Money Market only

   Account closeout fee                               $5.00
   F    or        Spartan AZ Municipal
Money Market only

A   nnual account                                     $12.00
   maintenance fee
   (for acc    ounts under
$2,500)

THE FEES FOR INDIVIDUAL TRANSACTIONS (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for each fund with certain limited exceptions. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).

(CHECKMARK)UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
Each fund's management fee is
paid from the fund's assets,
and its effect is already
factored into any quoted share
price or return. Other expenses
are paid by FMR out of the
fund's management fee. Also,
as an investor, you may pay
certain expenses directly.

The following figures are based on historical expenses   , adjusted to
reflect current fees,     of each fund and are calculated as a
percentage of average net assets of each fund. FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Including these reductions, the total fund operating expenses presented in the table would have
been    0.5    4% for Spartan Arizona Municipal Income.

SPARTAN AZ MUNI MONEY MARKET
Management fee         0.50%

12b-1 fee              None

Other expenses         0.00%

Total fund operating   0.50%
expenses

SPARTAN AZ MUNICIPAL INCOME
Management fee         0.55%

12b-1 fee              None

Other expenses         0.00%

Total fund operating   0.55%
expenses

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and, for Spartan Arizona Municipal Money Market, if you leave your account open:

SPARTAN AZ MUNI MONEY MARKET
     Account open  Account closed

1 year    $ 5      $ 10

3 years   $ 16     $ 21

5 years   $ 28     $ 33

10 years  $ 63     $ 68

SPARTAN AZ MUNICIPAL INCOME
1 year             $    6

3 years            $    18

5 years            $    31

10 years           $    69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   PricewaterhouseCoopers LLP , independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.

   SPARTAN ARIZONA MUNICIPAL MONEY MARKET

Selected Per-Share Data and Ratios

Years          1998      1997      1996      1995E
ended August
31

Net asset      $ 1.000   $ 1.000   $ 1.000   $ 1.000
value,
beginning of
period

Income          .034      .033      .035      .034
from
Investment
Operations
 Net
interest
income

Less            (.034)    (.033)    (.035)    (.034)
distributions
 From net
interest
income

Net asset      $ 1.000   $ 1.000   $ 1.000   $ 1.000
value, end of
period

Total           3.41%     3.39%     3.52%     3.43%
returnB,C

Net            $ 94,523  $ 88,134  $ 82,741  $ 52,566
assets, end
of period
(000
omitted)

Ratio of        .36%D     .35%D     .22%D     .06%A,D
expenses to
average net
assets

Ratio of      3.36%     3.34%     3.44%     3.91%A
net interest
income to
average
net assets

   A ANNUALIZED
   B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1995

   SPARTAN ARIZONA MUNICIPAL INCOME
Selected Per-Share Data and Ratios

Years        1998      1997      1996      1995F
ended August
31

Net          $ 10.740  $ 10.460  $ 10.640  $ 10.000
asset value,
beginning of
period

Income        .473      .483      .514      .504
from
Investment
Operations
 Net
interest
income

 Net          .279      .351      (.022)    .637
realized and
unrealized
gain (loss)

 Total        .752      .834      .492      1.141
from
investment
operations

Less          (.473)    (.484)    (.514)    (.504)
Distributions
 From
net interest
income

 From         (.040)    (.070)    (.160)    --
net realized
gain

 Total        (.513)    (.554)    (.674)    (.504)
distributions

Redempt       .001      .000      .002      .003
ion fees
added to
paid in
capital

Net          $ 10.980  $ 10.740  $ 10.460  $ 10.640
asset value,
end of period

Total         7.16%     8.16%     4.72%     11.74%
returnB,C

Net          $ 24,606  $ 19,766  $ 20,388  $ 13,448
assets, end
of period
(000
omitted)

Ratio of      .55%      .55%      .30%D     .06%A,D
expenses to
average net
assets

Ratio of      .54%E     .53%E     .30%      .06%A
expenses to
average net
assets after
expense
reductions

Ratio of      4.35%     4.55%     4.82%     5.54%A
net interest
to average
net assets

Portfolio     25%       27%       32%       56%A
turnover
rate

   A ANNUALIZED
   B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   F OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31,
1995

PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from September 1 through August 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average for the bond fund and a measure of inflation
for the money market fund. The chart on page         presents calendar
year performance for the bond fund.

AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods   Past 1         Life of
ended            year           fundA
August 31,
1998

SPARTAN           3.41%          3.54%
ARIZONA
MUNICIPAL
MONEY
MARKETB

Consumer             1.62    %     n/a
Price Index

SPARTAN           7.16%          8.15%
ARIZONA
MUNICIPAL
INCOMEB

Lehman            7.98%          N/A
Brothers
Arizona
Enhanced
Municipal
Bond Index

Lipper            7.87%          N/A
Arizona
Municipal
Debt Funds
Average

CUMULATIVE TOTAL RETURNS
Fiscal periods   Past 1         Life of
ended            year           fundA
August 31,
1998

SPARTAN           3.41%          14.49%
ARIZONA
MUNICIPAL
MONEY
MARKETB

Consumer             1.62    %     n/a
Price Index

SPARTAN           7.16%          35.63%
ARIZONA
MUNICIPAL
INCOMEB

Lehman            7.98%          N/A
Brothers
Arizona
Enhanced
Municipal
Bond Index

Lipper            7.87%          N/A
Arizona
Municipal
Debt Funds
Average

A FROM COMMENCEMENT OF OPERATIONS: OCTOBER 11, 1994
B IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
YIELD ILLUSTRATES THE INCOME
EARNED BY A FUND OVER A RECENT
PERIOD. SEVEN-DAY YIELDS ARE
THE MOST COMMON ILLUSTRATION OF
MONEY MARKET PERFORMANCE.
30-DAY YIELDS ARE USUALLY USED
FOR BOND FUNDS. YIELDS CHANGE
DAILY, REFLECTING CHANGES IN
INTEREST RATES.
TOTAL RETURN REFLECTS BOTH THE
REINVESTMENT OF INCOME AND
CAPITAL GAIN DISTRIBUTIONS, AND
ANY CHANGE IN A FUND'S SHARE
PRICE.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                1995   1996  1997
SPARTAN ARIZONA
MUNICIPAL INCOME              18.49% 3.51% 7.97%
Lehman Brothers AZ Enhanced
Municipal Bond Index          17.85% 3.89% 8.42%
Lipper AZ Municipal Debt Fund
Average Funds Average         17.48% 3.39% 8.59%
Consumer Price Index           2.54% 3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 18.49
Row: 9, Col: 1, Value: 3.51
Row: 10, Col: 1, Value: 7.97
(LARGE SOLID BOX) Spartan AZ
Municipal Income

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS ARIZONA ENHANCED MUNICIPAL BOND INDEX is a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least one year.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Arizona Municipal Debt Funds Average for Spartan Arizona Municipal Income. As of August 31,
1998, the average reflected the performance of    39     mutual funds
with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

   THE FUNDS IN DETAIL

CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Arizona Municipal Income Fund is a non-diversified fund of Fidelity Union
Street Trust, and Spartan Arizona Municipal Money Market Fund i   s a
diversified fu    nd of Fidelity Union Street Trust II. Both trusts
are open-end management investment companies. Fidelity Union Street Trust was organized as a Massachusetts business trust on March 1, 1974. Fidelity Union Street Trust II was organized as a Delaware business trust on June 20, 1991. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs.
   FIMM, located in Merrimack, New Hampshire, has primary responsibility for providing investment management services for the money market fund.
       Beginning January 1, 1999, FIMM will    have primary
responsibility for providing investment management services for Spartan Arizona Municipal Income.

   (CHECKMARK)FIDELITY FACTS
   Fidelity offers the broadest
   selection of mutual funds in
   the world.
   (solid bullet) Number of Fidelity mutual
funds: over    220
   (solid bullet) Assets in Fidelity mutual
funds: over $   546     billion
   (solid bullet) Number of shareholder
accounts: over    38     million
   (solid bullet) Number of investment
   analysts and portfolio
managers: over    250

   Christine Thompson is Vice President and manager of Spartan Arizona Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager. Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions. Money market funds comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on a money market fund's investments could cause its share price (and the value of your investment) to change. FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds, FMR stresses preservation of capital, liquidity, and income. The money market fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys.
SPARTAN ARIZONA MUNICIPAL MONEY MARKET seeks to earn high current income that is free from federal income tax and the Arizona personal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal securities of all types, including securities structured so that they are eligible investments for the fund. FMR normally invests at least 65% of the fund's total assets in state municipal securities, and normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax. FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders. The credit quality of many municipal securities is enhanced by insurance guaranteeing the timely payment of interest and repayment of principal. Due to the relatively small number of municipal insurers, changes in the financial condition of an individual municipal insurance provider may affect the municipal market as a whole.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities
in which    the     fund invests. FMR uses this benchmark as a guide
in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. SPARTAN ARIZONA MUNICIPAL INCOME seeks high current income that is free from federal income tax and Arizona personal income tax by investing in investment-grade municipal securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Arizona Enhanced Municipal Bond Index, a benchmark of Arizona investment-grade municipal bonds with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of August 31, 1998, the dollar-weighted average maturity of
the fund    and the index was     approximately    11.2 and 12.0
years, respectively    .
FMR normally invests at least 65% of the fund's total assets in state municipal securities, and normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax. FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for purposes of the federal alternative minimum tax.
The funds differ primarily with respect to the level of income provided and the stability of their share price. The money market fund seeks to provide income while maintaining a stable share price. The bond fund seeks to provide a higher level of income by investing in a broader range of securities. As a result, the bond fund does not seek to maintain a stable share price. In addition, because the money market fund concentrates its investments in Arizona municipal securities, an investment in the money market fund may be riskier than an investment in other types of money market funds.
Each fund's performance is affected by the economic and political conditions within the state of Arizona. Arizona's economy recovered from a slowdown in growth of the late 80s and early 90s with a strong
economic expansio   n.     However, economic conditions within the
state are expected to    moderate over the next two fiscal years.
FMR may use various investment techniques to hedge a portion of the bond fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and the bond fund does not expect to invest in state taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Spartan Arizona Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged by FMR to be of equivalent quality.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. If a structure fails to function as intended, adverse tax or investment consequences may result. MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of Arizona or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, often making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
       OTHER INSTRUMENTS    may include real estate-related
instruments.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
       RESTRICTIONS:    Spartan Arizona Municipal Income does not
currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
       RESTRICTIONS:    With respect to 75% of its total assets,
Spartan Arizona Municipal Money Market may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other money market funds.
Spartan Arizona Municipal Income is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN ARIZONA MUNICIPAL MONEY MARKET seeks as high a level of current income exempt from federal income tax and Arizona personal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is free from federal income tax.
SPARTAN ARIZONA MUNICIPAL INCOME seeks a high level of current income, exempt from federal income tax and Arizona personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is free from federal income tax.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
   FMR in turn pays fees to an affiliate who provides assistance with these services for the money market fund.
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
Each fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of each fund with limited exceptions. Each of Spartan Arizona Municipal Money Market's and Spartan Arizona Municipal Income's annual management fee rate is 0.50%
and 0.55%, respectively, of its average net assets.    For the fiscal
year ended August 31, 1998, Spartan Arizona Municipal Money Market Fund paid a management fee of 0.36% of the fund's average net assets, after reimbursement.
   FIMM is Spartan Arizona Municipal     Money Market's s sub-adviser
and has primary responsibility for managing its investments. FMR is
responsible for providing other management services. FMR pays    FIMM
50% of i    ts management fee (before expense reimbursements) for
   FIMM's services. FMR paid FIMM and FMR Texas Inc., the predecessor
company to FIMM, fees equal to 0.17% and 0.08%    , respectively, of
Spartan Arizona Municipal Money Market's average net assets for the fiscal year ended August 31, 1998.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing Spartan Arizona Municipal Income's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
UMB is the transfer and service agent for the funds. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends. FMR, not the funds, pays for these services.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB on behalf of each fund.
Each fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FMR or its affiliates also collect Spartan Arizona Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 checkwriting charge.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of,
or provide shareholder support services for, the fund's    shares.
Currently, the Board of Trustees has authorized such payments.
For the fiscal year ended August 31, 1998, the portfolio turnover rate
for Spartan Arizona Municipal Income was    25    %. Portfolio
turnover rate for the bond fund will vary from year to year.

YOUR ACCOUNT

DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). The money market fund is managed to keep its NAV stable at $1.00. Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page        . Purchase orders may be refused if, in FMR's opinion,
they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
Spartan AZ Municipal Money Market    $25,000
Spartan AZ Municipal Income          $10,000
TO ADD TO AN ACCOUNT                 $1,000
   Through regular investment plansA $500
MINIMUM BALANCE
Spartan AZ Municipal Money Market    $10,000
Spartan AZ Municipal Income          $5,000
   A FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

                                                TO OPEN                               TO ADD TO
                                                AN                                    AN
                                                ACCOUNT                               ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)            (SMALL SOLID BULLET) EXCHANGE FROM    (SMALL SOLID BULLET) EXCHANGE FROM
                                                ANOTHER FIDELITY                      ANOTHER FIDELITY
                                                FUND ACCOUNT                          FUND ACCOUNT
                                                WITH THE SAME                         WITH THE SAME
                                                REGISTRATION,                         REGISTRATION,
                                                INCLUDING NAME,                       INCLUDING NAME,
                                                ADDRESS, AND                          ADDRESS, AND
                                                TAXPAYER ID                           TAXPAYER ID
                                                NUMBER.                               NUMBER.
                                                                                      (SMALL SOLID BULLET) USE FIDELITY
                                                                                      MONEY LINE TO
                                                                                      TRANSFER FROM
                                                                                      YOUR BANK
                                                                                      ACCOUNT. CALL
                                                                                      BEFORE YOUR FIRST
                                                                                      USE TO VERIFY
                                                                                      THAT THIS SERVICE
                                                                                      IS IN PLACE ON
                                                                                      YOUR ACCOUNT.
                                                                                      MAXIMUM
                                                                                      MONEY LINE: UP
                                                                                      TO $100,000.

THE INTERNET WWW.FIDELITY.COM
(COMPUTER GRAPHIC)                              (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) EXCHANGE FROM
                                                SIGN THE                              ANOTHER FIDELITY
                                                APPLICATION.                          FUND ACCOUNT
                                                MAKE YOUR                             WITH THE SAME
                                                CHECK PAYABLE                         REGISTRATION,
                                                TO THE COMPLETE                       INCLUDING NAME,
                                                NAME OF THE                           ADDRESS, AND
                                                FUND. MAIL TO                         TAXPAYER ID
                                                THE ADDRESS                           NUMBER.
                                                INDICATED ON THE                      (SMALL SOLID BULLET) USE FIDELITY
                                                APPLICATION.                          MONEY LINE TO
                                                                                      TRANSFER FROM
                                                                                      YOUR BANK
                                                                                      ACCOUNT. VISIT
                                                                                      FIDELITY'S WEB
                                                                                      SITE BEFORE YOUR
                                                                                      FIRST USE TO VERIFY
                                                                                      THAT THIS SERVICE
                                                                                      IS IN PLACE ON
                                                                                      YOUR ACCOUNT.
                                                                                      MAXIMUM
                                                                                      MONEY LINE: UP
                                                                                      TO $100,000.

MAIL (MAIL_GRAPHIC)                             (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) MAKE YOUR
                                                SIGN THE                              CHECK PAYABLE
                                                APPLICATION.                          TO THE COMPLETE
                                                MAKE YOUR                             NAME OF THE
                                                CHECK PAYABLE                         FUND. INDICATE
                                                TO THE COMPLETE                       YOUR FUND
                                                NAME OF THE                           ACCOUNT NUMBER
                                                FUND. MAIL TO                         ON YOUR CHECK
                                                THE ADDRESS                           AND MAIL TO THE
                                                INDICATED ON THE                      ADDRESS PRINTED
                                                APPLICATION.                          ON YOUR ACCOUNT
                                                                                      STATEMENT.
                                                                                      (SMALL SOLID BULLET) EXCHANGE BY
                                                                                      MAIL: CALL
                                                                                      1-800-544-666
                                                                                      6 FOR INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)                        (SMALL SOLID BULLET) BRING YOUR       (SMALL SOLID BULLET) BRING YOUR
                                                APPLICATION AND                       CHECK TO A
                                                CHECK TO A                            FIDELITY INVESTOR
                                                FIDELITY INVESTOR                     CENTER. CALL
                                                CENTER. CALL                          1-800-544-979
                                                1-800-544-979                         7 FOR THE CENTER
                                                7 FOR THE CENTER                      NEAREST YOU.
                                                NEAREST YOU.

WIRE (WIRE_GRAPHIC)                             (SMALL SOLID BULLET) THERE MAY BE A   (SMALL SOLID BULLET) THERE MAY BE A
                                                $5.00 FEE FOR                         $5.00 FEE FOR
                                                EACH WIRE                             EACH WIRE
                                                PURCHASE.                             PURCHASE.
                                                (SMALL SOLID BULLET) CALL             (SMALL SOLID BULLET) WIRE TO:
                                                1-800-544-777                         BANKERS TRUST
                                                7 TO SET UP YOUR                      COMPANY,
                                                ACCOUNT AND TO                        BANK ROUTING
                                                ARRANGE A WIRE                        #021001033,
                                                TRANSACTION.                          ACCOUNT
                                                (SMALL SOLID BULLET) WIRE WITHIN 24   #00163053.
                                                HOURS TO:                             SPECIFY THE
                                                BANKERS TRUST                         COMPLETE NAME
                                                COMPANY, BANK                         OF THE FUND AND
                                                ROUTING                               INCLUDE YOUR
                                                #021001033,                           ACCOUNT NUMBER
                                                ACCOUNT                               AND YOUR NAME.
                                                #00163053.
                                                SPECIFY THE
                                                COMPLETE NAME
                                                OF THE FUND AND
                                                INCLUDE YOUR NEW
                                                ACCOUNT NUMBER
                                                AND YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)               (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY
                                                                                      AUTOMATIC
                                                                                      ACCOUNT BUILDER.
                                                                                      SIGN UP FOR THIS
                                                                                      SERVICE WHEN
                                                                                      OPENING YOUR
                                                                                      ACCOUNT, VISIT
                                                                                      FIDELITY'S WEB
                                                                                      SITE AT
                                                                                      WWW.FIDELITY.CO
                                                                                      M TO OBTAIN THE
                                                                                      FORM TO ADD THE
                                                                                      SERVICE, OR CALL
                                                                                      1-800-544-666
                                                                                      6 TO ADD THE
                                                                                      SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of Spartan Arizona Municipal Money Market is the fund's NAV. The PRICE TO SELL ONE SHARE of Spartan Arizona Municipal Income is the fund's NAV minus the short-term trading fee, if applicable. If you sell shares of Spartan Arizona Municipal Income after holding them less than 180 days, the fund will deduct a short-term trading fee equal to 0.50% of the value of those shares. Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account ($10,000 for the money market fund) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in Spartan Arizona Municipal Money Market, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

                                                ACCOUNT TYPE        SPECIAL REQUIREMENTS

IF YOU SELL SHARES OF SPARTAN ARIZONA
MUNICIPAL INCOME AFTER HOLDING THEM LESS
THAN 180 DAYS, THE FUND WILL DEDUCT A
SHORT-TERM TRADING FEE EQUAL TO 0.50% OF THE
VALUE OF THOSE SHARES.

FOR SPARTAN ARIZONA MUNICIPAL MONEY
MARKET, IF YOUR ACCOUNT BALANCE IS LESS THAN
$50,000, THERE ARE FEES FOR INDIVIDUAL
REDEMPTION TRANSACTIONS: $2.00 FOR EACH
CHECK YOU WRITE AND $5.00 FOR EACH
EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.

PHONE 1-800-544-7777 (PHONE_GRAPHIC)            ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MAXIMUM
                                                                    CHECK REQUEST:
                                                                    $100,000.
                                                                    (SMALL SOLID BULLET) FOR MONEY
                                                                    LINE TRANSFERS
                                                                    TO YOUR BANK
                                                                    ACCOUNT;
                                                                    MINIMUM:
                                                                    $10;
                                                                    MAXIMUM: UP
                                                                    TO $100,000.
                                                                    (SMALL SOLID BULLET) YOU MAY
                                                                    EXCHANGE TO
                                                                    OTHER FIDELITY
                                                                    FUNDS IF BOTH
                                                                    ACCOUNTS ARE
                                                                    REGISTERED WITH
                                                                    THE SAME
                                                                    NAME(S),
                                                                    ADDRESS, AND
                                                                    TAXPAYER ID
                                                                    NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)  INDIVIDUAL, JOINT   (SMALL SOLID BULLET) THE LETTER OF
                                                TENANT,             INSTRUCTION
                                                SOLE PROPRIETORSHI  MUST BE
                                                P, UGMA, UTMA       SIGNED BY ALL
                                                TRUST               PERSONS
                                                                    REQUIRED TO
                                                                    SIGN FOR
                                                                    TRANSACTIONS,
                                                BUSINESS OR         EXACTLY AS
                                                ORGANIZATION        THEIR NAMES
                                                                    APPEAR ON THE
                                                                    ACCOUNT.
                                                                    (SMALL SOLID BULLET) THE TRUSTEE
                                                                    MUST SIGN THE
                                                EXECUTOR,           LETTER INDICATING
                                                ADMINISTRATOR,      CAPACITY AS
                                                CONSERVATOR,        TRUSTEE. IF THE
                                                GUARDIAN            TRUSTEE'S NAME
                                                                    IS NOT IN THE
                                                                    ACCOUNT
                                                                    REGISTRATION,
                                                                    PROVIDE A COPY
                                                                    OF THE TRUST
                                                                    DOCUMENT
                                                                    CERTIFIED WITHIN
                                                                    THE LAST 60
                                                                    DAYS.
                                                                    (SMALL SOLID BULLET) AT LEAST ONE
                                                                    PERSON
                                                                    AUTHORIZED BY
                                                                    CORPORATE
                                                                    RESOLUTION TO
                                                                    ACT ON THE
                                                                    ACCOUNT MUST
                                                                    SIGN THE LETTER.
                                                                    (SMALL SOLID BULLET) INCLUDE A
                                                                    CORPORATE
                                                                    RESOLUTION WITH
                                                                    CORPORATE SEAL
                                                                    OR A SIGNATURE
                                                                    GUARANTEE.
                                                                    (SMALL SOLID BULLET) CALL
                                                                    1-800-544-66
                                                                    66 FOR
                                                                    INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                             ALL ACCOUNT TYPES   (SMALL SOLID BULLET) YOU MUST SIGN
                                                                    UP FOR THE WIRE
                                                                    FEATURE BEFORE
                                                                    USING IT. TO
                                                                    VERIFY THAT IT IS
                                                                    IN PLACE, CALL
                                                                    1-800-544-66
                                                                    66. MINIMUM
                                                                    WIRE: $5,000.
                                                                    (SMALL SOLID BULLET) YOUR WIRE
                                                                    REDEMPTION
                                                                    REQUEST MUST
                                                                    BE RECEIVED IN
                                                                    PROPER FORM BY
                                                                    FIDELITY BEFORE
                                                                    4:00 P.M.
                                                                    EASTERN TIME
                                                                    FOR MONEY TO
                                                                    BE WIRED ON
                                                                    THE NEXT
                                                                    BUSINESS DAY.

CHECK (CHECK_GRAPHIC)                           ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MINIMUM
                                                                    CHECK:
                                                                    $1,000.
                                                                    (SMALL SOLID BULLET) ALL ACCOUNT
                                                                    OWNERS MUST
                                                                    SIGN A
                                                                    SIGNATURE CARD
                                                                    TO RECEIVE A
                                                                    CHECKBOOK.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

   (CHECKMARK)24-HOUR SERVICE
   ACCOUNT ASSISTANCE
   1-800-544-6666
   ACCOUNT TRANSACTIONS
   1-800-544-7777
   PRODUCT INFORMATION
   1-800-544-8888
   RETIREMENT ACCOUNT ASSISTANCE
   1-800-544-4774
   TOUCHTONE XPRESS(registered trademark)
   1-800-544-5555
   WEB SITE
   www.fidelity.com
    AUTOMATED SERVICE

       FIDELITY'S WEB SITE    at www.fidelity.com offers product and
servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site. You may pay a $5.00 fee for each exchange out of Spartan Arizona Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.

REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR
 $500    MONTHLY OR QUARTERLY  CHANGING
                               (SMALL SOLID BULLET) FOR A NEW ACCOUNT,
                               COMPLETE THE
                               APPROPRIATE SECTION ON
                               THE FUND APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS,
                               CALL 1-800-544-6666
                               OR VISIT FIDELITY'S WEB
                               SITE AT
                               WWW.FIDELITY.COM FOR
                               AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT
                               OR FREQUENCY OF YOUR
                               INVESTMENT, CALL
                               1-800-544-6666 AT
                               LEAST THREE BUSINESS
                               DAYS PRIOR TO YOUR
                               NEXT SCHEDULED
                               INVESTMENT DATE.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY             SETTING UP OR
 $500    EVERY PAY PERIOD      CHANGING
                               (SMALL SOLID BULLET) CHECK THE APPROPRIATE
                               BOX ON THE FUND
                               APPLICATION, OR CALL
                               1-800-544-6666 OR
                               VISIT FIDELITY'S WEB SITE
                               AT WWW.FIDELITY.COM
                               FOR AN AUTHORIZATION
                               FORM.
                               (SMALL SOLID BULLET) CHANGES REQUIRE A
                               NEW AUTHORIZATION
                               FORM.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$500     Monthly, bimonthly,   (small solid bullet) To establish,
         quarterly, or         call 1-800-544-6666 after both accounts are opened.
         annually              (small solid bullet) To change the amount or
                               frequency of your investment, call 1-800-544-6666.

A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

   SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
The bond fund distributes substantially all of its net investment income and capital gains to shareholders each year. For the bond fund, income dividends are declared daily and paid monthly. Capital gains are normally distributed in October and December.
The money market fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The bond fund offers four options, and the money market fund offers three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. (bond fund only) Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

(CHECKMARK)UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.

TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent each fund's income dividends are derived from interest on Arizona municipal securities the interest of which is exempt from Arizona state personal income tax, the dividends will be free from such tax.
During the fiscal year ended August 1998,    100    % of each fund's
income dividends was free from federal income tax, and    100    % and
   99.93 % were free from Arizona taxes for Spartan Arizona Municipal Income and Spartan Arizona Municipal Money Market,
respectively.    7.92    % of Spartan Arizona Municipal Income's and
   46.95 % of Spartan Arizona Municipal Money Market's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the money market fund to maintain a stable $1.00 share price.
For the bond fund, assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR
EL   ECTRONICA    LLY. Fidelity will not be responsible for any losses
resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
A SHORT-TERM TRADING FEE of 0.50% will be deducted from the redemption amount if you sell your shares of Spartan Arizona Municipal Income after holding them less than 180 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
The short-term trading fee, if applicable, is charged on exchanges out of Spartan Arizona Municipal Income. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
THE FEES FOR INDIVIDUAL TRANSACTIONS (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, ($10,000 for Spartan Arizona Municipal Money Market), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Arizona Municipal Money Market, the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
   Fidelity, Fidelity Investments and (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, Directed Dividends, and Spartan are registered trademarks of FMR Corp.
   Portfolio Advisory Services is a service mark of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.





(recycle graphic)This prospectus is printed on recycled paper using soy-based inks.

SPARTAN(registered trademark) ARIZONA MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY UNION STREET TRUST II
SPARTAN ARIZONA MUNICIPAL INCOME FUND
A FUND OF FIDELITY UNION STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   OCTOBER 20, 1998
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction    w    ith the funds' current
Prospectus (dated October 20, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document
supplied with this SAI. To obtain a free    ad    ditional copy of the
Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       34

Special Considerations Regarding Arizona                     39

Special Considerations Regarding Puerto Rico                 40

Portfolio Transactions                                       42

Valuation                                                 43

Performance                                               43

Additional Purchase, Exchange and Redemption Information  49

Distributions and Taxes                                   50

FMR                                                       50

Trustees and Officers                                     50

Management Contracts                                      53

Distribution and Service Plans                            55

Contracts with FMR Affiliates                             55

Description of the Trusts                                    55

Financial Statements                                      56

Appendix                                                  56

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
   INVESTMENT SUB-ADVISER
   Fidelity Inves    tments Money Management, Inc. (FIMM)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
   A    ZI/SPZ-ptb-1098
1.461772.101

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
   (1) purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would
be inv    ested in the securities of that issuer.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements
are tre   ated as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from other funds advised by
FMR or     its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1), (5) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see the section
entitled "Quality and Maturity" on page        .
INVESTMENT LIMITATIONS OF SPARTAN ARIZONA MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements
are treated as borrowings for purposes of fun   damental investment
limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
For purposes of limitations (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions. DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The bond fund may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FEDERALLY TAXABLE SECURITIES. Under normal conditions, a municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These would include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. A municipal bond fund's standards for high-quality, taxable securities are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Arizona legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market fund, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
For the bond fund, investments currently considered by FMR to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For the money market fund, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
       MUNICIPAL INSURANCE.    A municipal bond may be covered by
insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
   Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.
   Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: i) repayment of a municipal bond before maturity (redemption), ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
   Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
   FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
       PRINCIPAL MUNICIPAL BOND INSURERS.    The various insurance
companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.
   Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.
   Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share. ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND ONLY). Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS AFFECTING ARIZONA
Certain Arizona constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the fund. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following highlights only some of the more significant financial
trends, and is based on information drawn from    reports prepared by
State Budget officials,     official statements and prospectuses
relating to securities offerings of or on behalf of the State of Arizona, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
CONSTITUTIONAL LIMITATIONS ON TAXES, EXPENDITURES AND REVENUE
INCREASES
LIMITATIONS ON TAXES. Certain obligations held by the fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Arizona local governments and districts are limited by Arizona Law. Arizona's property tax system was substantially revised by 1980 amendments to the Arizona Constitution and implementing legislation. There are two separate tax systems: a Primary system for taxes levied to pay current operation and maintenance expenses; and a Secondary system for taxes levied to pay principal and interest on bonded indebtedness, special district assessments and tax overrides. There are specific provisions under each system governing property value, the basis of assessment and maximum annual tax levies.
Under the Primary system, property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10% per year only under certain circumstances. Under the Secondary system, there is no limitation on annual increases in full cash value of any property.
Under the Primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for Primary purposes on residential property only are limited to 1% of the full cash value of such property. In addition, taxes levied for Primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2% limitation does not apply to taxes levied for Primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the Secondary system.
EXPENDITURES LIMITS. Provisions of the Arizona Constitution and Arizona legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission. This limitation is based on the entity's actual expenditures for fiscal year 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries. LIMITATIONS ON REVENUE INCREASES. In November of 1992 an amendment to the Constitution of Arizona was approved by the voters and signed by the Governor. The amendment states that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State Legislature, and Gubernatorial approval. If the Governor vetoes the measure, then the legislation shall not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.
The budgets enacted since fiscal year 1993-94 have not provided for any increases in State revenues that required an approval from two-thirds of the State Legislature.
OBLIGATIONS OF THE STATE OF ARIZONA
Under the Arizona Constitution, the State's power to contract debt is limited to an amount of not more than $350,000 to supply casual deficits or failures in revenues or to meet expenses not otherwise provided for. In addition to that authority, the State may borrow money to repel invasion, suppress insurrection, or defend the State in time of war.
Certain State agencies and instrumentalities may issue debt secured by limited special revenue sources. Additionally, obligations such as lease-purchase agreements and Certificates of Participation that are subject to annual appropriation are not debt within the meaning of Arizona's constitutional and statutory limitations. As of June 30,
199   7    , various State agencies, boards, departments and
instrumentalities (including the Department of Transportation and
State educational institutions) had approximately $1.   52     billion
of bonded indebtedness.    Payments for such bonded debt are projected
to be $109.8 million in fiscal year 1999. Various state agencies have also issued $497.3 million of certificates of participation. Payments for the fiscal year ending June 30, 1999 for outstanding
    Certificates of Participation of State agencies and
instrumentalities    will total     approximately $52 million.
ECONOMY
Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. From 1980 to 1996, the State's population grew 64.3% and is currently estimated to be 4.5 million. Geographically, Arizona is the nation's sixth largest state. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 76% of total population and 85% of total wage and salary employment in Arizona. RECENT STATE FINANCIAL RESULTS
   REVENUES AND EXPENDITURES--FISCAL YEAR 1997.     For the fiscal
year ended June 30, 199   7    , general fund revenues increased by
   approximately 8%     and the State enjoyed a general fund balance
of approximately $   516     million at year end. General fund
revenues for that period were    approximately $5.04 billion (not
including the carry forward balance). This increase in revenues was due in large part to 14% and 34% increases in receipts from personal income taxes and corporate income taxes, respectively.
   REVENUES AND EXPENDITURES--FISCAL YEAR 1997-1998.     As of April
199   8    , the State's general fund revenues for    F    iscal Year
199   8     were projected to be $   5.26     billion (not
in   cluding the carry forward balance) which would be up 4.4% from
the prior year.     Total general fund expenditures for that period
were projected at $   5.26     billion resulting in a projected fund
balance of approximately    $523 million.
   ECONOMIC TRENDS AND RECENT TAX REFORM MEASURES.     Arizona's
economy in recent years has been consistent with the national economic cycle. The State's general fund has benefitted from robust performance in nearly all sectors including employment, personal income, retail sales, economic development, corporate profits and residential housing
growth. This strong growth has enabled the State    L    egislature to
continue to enact substantial t   ax reduction measures. During the
1998 legislative session the Legislature enacted reductions in corporate and personal income taxes and vehicle license taxes.
   Current Arizona economic indicators led the State Budget officials in January 1998 to project that Arizona's growth rate will moderate in 1999 and 2000. These slower growth rate projections are based in part on (1) the outlook for the national economy and (2) the strengthening of the California economy resulting in slower migrations into Arizona. As of April 1998, the Budget staff indicated that there had been no sign yet of any important impact on Arizona from the Asian economic slowdown. However, the slower growth projections assume that some impact will be felt in the next two years.
F   ISCAL YEARS 1998-1999 AND 1999-2000 BUDGETS. As a result of recent legislative changes made to the State's budgeting procedures, beginning with Fiscal Year 2000 the entire State budgeting and program evaluation will be on a two-year cycle. the major emphasis of the first regular session of the Legislature will be budgetary approval. Program authorization Reviews will be conducted in the second regular session.
The projected revenues upon which the general fund budgets for
   Fiscal Years 1998-1999 and 1999-2000     were based assume slowing
but steady growth in    such     fiscal years and also reflect certain
legislative revenue reductions, including    reductions in the tax
rates for the individual and corporate income tax and the motor vehicle license tax. These reductions are expected to total $120 million in Fiscal Year 1999 and $180 million in Fiscal Year 2000.
Total     general fund revenues    (not including the carry forward
balance) are expected to increase 4.67% in fiscal Year 1999 but after giving effect to the tax reduction measures the increase is expected to be 1.92%. The State Budget staff's April 1998 forecast for Fiscal Year 1999 showed projected General Fund revenues of $5.887 billion (including the projected carry forward balance of $523 million) and expenditures of $5.874 billion leaving a General Fund balance as of June 30, 1999 of $13 million. The projected expenditures represent an increase of approximately 11.8% over Fiscal Year 1998 and include a first time expenditure of $350 million for capital spending for public schools. This new expenditure item is a result of anew funding program known as "Students FIRST" enacted in 1998 to implement a court-ordered equalization program for school capital funding. Such capital funding requirements will continue in future fiscal years.
   "RAINY DAY FUND."     In 1990 the Legislature enacted a
formula-based Budget Stabilization Fund into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. A deposit to the Fund was first called
for in fiscal year 1994, in the amount of $42.0 million.    The
formula for withdrawal from the Fund, as amended by the Legislature in 1998, allows withdrawal from the Fund only when annual income growth is both below 2% and below the seven-year average trend. The Legislature by a two-thirds vote can override the formula and approve a withdrawal. The intent of this latest revision is to avoid withdrawals from the Fund when annual growth levels are gradually declining after an extended high growth period. The balance in the fund as of June 30, 1997 was approximately $246 million and as of April 1998 the Budget staff estimated that the balance in the Fund as of June 30, 1999 would be approximately $385 million. The April 1998 projection was for no withdrawals to occur before the end of Fiscal Year 1999.
OBLIGATIONS OF OTHER ISSUERS
ASSESSMENT BONDS. Municipal obligations which are assessment bonds or community facilities district bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. The lien on the property is the only security for such bonds.
LEASE-PURCHASE OBLIGATIONS. Certain Arizona lease-purchase obligations, though payable from the general fund of the State or municipality, are subject to annual appropriation by the applicable governing body in amounts sufficient to pay the lease. Nonappropriation is legally not a default and there may be no adequate remedies available to the holders of the certificates evidencing the lease obligation in the event nonappropriation occurs.
OTHER CONSIDERATIONS. The repayment of mortgage revenue bonds or other obligations secured by real property may be affected by laws limiting creditors' rights and subject to the exercise of judicial discretion. Health care and hospital securities may be affected by changes in State regulations governing cost reimbursements to health care providers under AHCCCS (the State's indigent health care program).
In the early 1990's many cities, towns and counties experienced declines or slowing growth in the Secondary assessed valuation, causing a reduction or slower growth in property tax receipts and putting pressure on local budgets and capital improvement projects supported by such receipts. Municipalities responded to these developments by a variety of methods including increasing the Secondary property tax rate, deferring property tax-supported bond projects, and using other revenue sources to fund projects. More recently, economic growth has begun to reverse the pressure on assessed valuations, at least in the larger urbanized areas of the State.
Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect Arizona municipal obligations. SPECIAL CONSIDERATIONS REGARDING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact that would render such information materially inaccurate. The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1997, trade with the United States accounted for approximately 88% of Puerto Rico's exports and approximately 62% of its imports. In this regard, in fiscal 1997 Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal per capita income was $8,509 ($7,957 in 1992 prices). Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).
Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Average employment increased from 999,000 in fiscal 1993 to 1,128,300 in fiscal 1997. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 16.8% in fiscal 1993 to 13.1% in fiscal 1997.
Manufacturing is the largest sector in the economy accounting for $19.8 billion or 41.2% of gross domestic product in fiscal 1997. The manufacturing sector employed 153,273 workers as of March 1997. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. The service sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1997, the service sector generated $18.4 billion in gross domestic product or 38.2% of the total. Employment in this sector grew from 467,000 in fiscal 1993 to 551,000 in fiscal 1997, a cumulative increase of 17.8%. This increase was greater than the 12.9% cumulative growth in employment over the same period providing 48% of total employment. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1997, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product and provided 10.9% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1997, investment in construction rose to $4.7 billion, an increase of 14.7% as compared to $4.1 billion for fiscal 1996. Tourism also contributes significantly to the island economy, accounting for $2.0 billion of gross domestic product in fiscal 1997.
The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,877 at the end of fiscal 1997 and to a projected 11,972 by the end of fiscal 1998.
The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain Governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Government executed a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iv) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed; (v) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (vi) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vii) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (viii) the Government sold two hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (ix) the Government has announced its intention to sell the Puerto Rico Telephone Company and is currently involved in the sale process.
One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 61 municipalities out of a total of 78 on the island. It is expected that 11 municipalities will be added by the end of fiscal 1998 and 5 more by the end of fiscal 1999. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of December 31, 1997, over 1.1 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 1998 of approximately $672 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government sold six health facilities to private companies and is currently in negotiations with other private companies for the sale of thirteen health facilities to such companies.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").
Since 1948, Puerto Rico has promulgated various industrial incentives laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").
The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.
Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business will be allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate. For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that established operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to
(i) extend the availability of the Section 30A credit indefinitely;
(ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. Although this proposal, was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the
Section 30A credit will be so modified.
OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended August 31, 1998 and 1997, the portfolio
turnover rates were    25    % and 27%, respectively, for Spartan
Arizona Municipal Income.
For the fiscal years ended August, 1998, 1997, and 1996, the funds paid no brokerage commissions.
For the fiscal year ended August, 1998 the funds paid no brokerage commissions to firms that provided research services.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
For Spartan Arizona Municipal Money Market, FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). For Spartan Arizona Municipal Income, FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
BOND FUND.    Portfolio securities are valued by various methods. If
quotations are not available, fixed-income securities are usually
valued on the ba    sis of information furnished by a pricing service
that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and
Maturity" on page    37    .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a bond fund, the yield of a bond or money market fund, and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS (MONEY MARKET FUND). To compute the yield for the money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same bases as other money market funds, as required by applicable regulation.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
YIELD CALCULATIONS (BOND FUND). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Spartan Arizona Municipal Income's 0.50% short-term trading fee, which applies to shares held less than 180 days. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The tax-equivalent yield of a municipal fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing the fund's yield by the result of one minus a stated combined federal and state income tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 7%. Of course, no assurance can be given that the fund will achieve any specific tax-exempt yield. While the state municipal fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the fund may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1998.


1998 TAX
RATES

Taxable
Income*

Single                        Joint Return                           State              Federal         Combined
Return                                                               Marginal Rate      Marginal Rate   Federal and State
                                                                                                        Effective Rate**

   $ 0         $ 10,000          $ 0               $ 20,000           2.88%                 15.00%          17.45%

   $ 10,001    $ 25,000          $ 20,001          $ 42,350           3.24%                 15.00%          17.75%

   $ 25,001    $ 25,350                                               3.82%                 15.00%          18.25%

                                 $ 42,351          $ 50,000           3.24%                 28.00%          30.33%

   $ 25,351    $ 50,000          $ 50,001          $ 100,000          3.82%                 28.00%          30.75%

   $ 50,001    $ 61,400          $ 100,001         $ 102,300          4.74%                 28.00%          31.41%

   $ 61,401    $ 128,100         $ 102,301         $ 155,950          4.74%                 31.00%          34.27%

   $ 128,101   $ 150,000         $ 155,951         $ 278,450          4.74%                 36.00%          39.03%

   $ 150,001   $ 278,450                                              5.10%                 36.00%          39.26%

                                 $ 278,451         $ 300,000          4.74%                 39.60%          42.46%

   $ 278,451

   and up         $ 300,001         and up             5.10%                 39.60%          42.68%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.
   If your combined federal and state effective tax rate in 1998 is:


         17.45% 17.75% 18.25% 30.33%  30.75%  31.41%  34.27%  39.03%  39.26%  42.46%  42.68%

To match Your taxable investment would have to earn the following yield:
these
tax-free
rates:

2%       2.42%  2.43%  2.45%  2.87%   2.89%   2.92%   3.04%   3.28%   3.29%   3.48%   3.49%

3%       3.63%  3.65%  3.67%  4.31%   4.33%   4.37%   4.56%   4.92%   4.94%   5.21%   5.23%

4%       4.85%  4.86%  4.89%  5.74%   5.78%   5.83%   6.09%   6.56%   6.59%   6.95%   6.98%

5%       6.06%  6.08%  6.12%  7.18%   7.22%   7.29%   7.61%   8.20%   8.23%   8.69%   8.72%

6%       7.27%  7.30%  7.34%  8.61%   8.66%   8.75%   9.13%   9.84%   9.88%   10.43%  10.47%

7%       8.48%  8.51%  8.56%  10.05%  10.11%  10.21%  10.65%  11.48%  11.53%  12.17%  12.21%


A state municipal fund may invest a portion of it   s     assets in
obligations that are subject to state or federal income taxes. When a state municipal fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of Spartan Arizona Municipal Income's 0.50% short-term trading fee on shares held less than 180 days. Excluding a fund's short-term trading fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges.
       CALCULATING HISTORICAL MONEY MARKET FUND RESULTS.    The
following table shows performance for the fund calculated including certain fund expenses.
       CALCULATING HISTORICAL BOND FUND RESULTS.    The following
table shows performance for the fund calculated including certain fund expenses. Total returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares held less than 180 days.
HISTORICAL MONEY MARKET FUND RESULTS. The following table shows the fund's 7-day yield, tax-equivalent yield, and total return for the period ended August 31, 1998. Total return figures include the effect of the $5.00 account closeout fee based on an average size account. HISTORICAL BOND FUND RESULTS. The following table shows the fund's yield, tax-equivalent yield and total return for the period ended August 31, 1998.
The tax-equivalent yields for the funds are based on a combined
effective federal and state income tax rate of    39.26    % and
reflects that, as of August 31, 1998, none of each fund's income was subject to state taxes. Note that each state municipal fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                                   Average Annual
                                                 Total Returns                 Cumulative Total Returns

                   Seven/         Tax-Equivalent   One     Life of          One     Life of
                   Thirty-Day     Yield            Year           Fund*     Year    Fund*
                   Yield

Spartan                3.01    %      4.96    %     3.41%   3.54%            3.41%   14.49%
AZ
Municipal
       Money
Market

Spartan                3.88    %      6.39    %     7.16%   8.15%            7.16%   35.63%
AZ
Municipal
       Income
Fund


* From October 11, 1994 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
During the period from October 11, 1994    (commen    cement of
operations) to August 31, 1998, a hypothetical $10,000 investment in
Spartan A   rizona     Municipal Money Market would have grown to
$11,449.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET                          INDICES

Year Ended  Value of    Value of       Value of       Total     S&P 500   DJIA             Cost of
            Initial     Reinvested     Reinvested     Value                                Living**
            $10,000     Dividend       Capital Gain
            Investment  Distributions  Distributions

1998        $ 10,000    $ 1,449        $ 0            $ 11,449  $ 22,639  $ 21,3   83         $ 10,937

1997        $ 10,000    $ 1,071        $ 0            $ 11,071  $ 20,944  $ 21,26   0      $ 10,763

1996        $ 10,000    $ 708          $ 0            $ 10,708  $ 14,891  $ 15,367         $ 10,529

1995*       $ 10,000    $ 343          $ 0            $ 10,343  $ 12,542  $ 12,342         $ 10,234


* From October 11, 1994 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan Arizona Municipal Money Market on October 11, 1994 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$11,   4    49. If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   1,    355 for dividends. The money market fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.
During the period from October 11, 1994 (commencement of operations)
to Au   gust 3    1, 1998, a hypothetical $10,000 investment in
Spartan Arizona Municipal Income wou   ld have grow    n to $13,563.

SPARTAN ARIZONA MUNICIPAL INCOME                                INDICES

Year Ended  Value of    Value of       Value of       Total     S&P 500          DJIA             Cost of
            Initial     Reinvested     Reinvested     Value                                       Living**
            $10,000     Dividend       Capital Gain
            Investment  Distributions  Distributions

1998        $ 10,980    $ 2,279        $ 304          $ 13,563  $ 22,   639      $ 21,   383         $ 10,937

1997        $ 10,740    $ 1,667        $ 250          $ 12,657  $ 20,944         $ 21,26   0      $ 10,763

1996        $ 10,460    $ 1,075        $ 166          $ 11,701  $ 14,891         $ 15,367         $ 10,529

1995*       $ 10,640    $ 534          $ 0            $ 11,174  $ 12,542         $ 12,342         $ 10,234


* From October 11, 1994 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan Arizona Municipal Income on October 11, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $1   2,497    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to    $1,    975 for
dividends and $270 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares held 180 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The municipal bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year.
Spartan Arizona Municipal Income may compare its performance to that of the Lehman Brothers Arizona Enhanced Municipal Bond Index, a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least four years. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free Money Market Funds Average which is
reported in IBC's MONEY FUND REPORT(trademark), covers over    436
    tax-free money market funds.
The municipal bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate price movements over specific periods of time for the bond fund. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of August 31, 1998, FMR advised over $   30     billion in
municipal fund assets, $   104     billion in money market fund
assets, $   463     billion in equity fund assets, $   69     billion
in international fund assets, and $   26     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Each fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure. As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on municipal bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a municipal fund are taxable to shareholders as dividends, not as capital gains. Spartan Arizona Municipal Money Market may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its NAV at $1.00. Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
ARIZONA TAX MATTERS. It is the published position of the Arizona Department of Revenue that dividends paid by a regulated investment company are exempt from Arizona state income tax to the extent such dividends are derived from interest on obligations the interest on which is exempt from Arizona state income tax. For purposes of Arizona income taxation, distributions derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. The money market fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00. The money market fund does not anticipate distributing long-term capital gains.
   As of     August 31   , 1998, Spartan Arizona Municipal Money
Market hereby designates approximately $27,000 as a capital gain
dividend for the purpose of the dividend-paid deduction.     As of
August 31, 1998, Spartan Arizona Municipal Income hereby designates
approximately $   59,000     as a capital gain dividend for the
purpose of the dividend-paid deduction.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and
valuations, 1993-1995). In addi   tion, he serv    es as Chairman of
the Board of Directors of National Arts Stabilization, Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
   MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of
Lexmark International, Inc. (office machines, 1991).     Prior to
1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a
Director of M.A. Hanna Company (chemicals, 1993)    and Imation Corp.
(imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
BOYCE I. GREER (42), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (59), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
SCOTT A. ORR (36), is Vice President of Spartan Arizona Municipal Money Market Fund (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Orr has managed a variety of Fidelity funds.
CHRISTINE JONES THOMPSON (40), is Vice President of Spartan Arizona Municipal Income Fund (1998) and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   STANLEY N. GRIFFITH (51), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended August 31, 1998 or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

Trustees         Aggregate           Aggregate           Total
and              Compensation from   Compensation        Compensation
Members of the   Spartan Arizona     from Spartan        from
Advisory Board   Municipal Money     Arizona Municipal   the Fund
                 MarketB             IncomeB             Complex*,A

J. Gary          $ 0                 $ 0                 $ 0
Burkhead**

Ralph F. Cox     $    32             $    8              $ 214,500

Phyllis Burke    $    32             $    8              $ 210,000
Davis

Robert M. Gates  $    33             $    8              $ 176,000

Edward C.        $ 0                 $ 0                 $ 0
Johnson 3d**

E. Bradley       $    33             $    8              $ 211,500
Jones

Donald J. Kirk   $    33             $    8              $ 211,500

Peter S.         $ 0                 $ 0                 $ 0
Lynch**

William O.       $    33             $    8              $ 214,500
McCoy

Gerald C.        $    40             $    9              $ 264,500
McDonough

Marvin L.        $    32             $    8              $ 214,500
Mann

Robert C.        $ 0                 $ 0                 $ 0
Pozen**

Thomas R.        $    33             $    8              $ 214,500
Williams

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash   .

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    August 31    , 1998, the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.
   As of August 31, 1998, the following owned of record or beneficially 5% or more of each fund's outstanding shares: Spartan Arizona Municipal Income: Edward J. Claussen, Scottsdale, AZ
(7.83%).
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. Under the terms of each fund's management contract, FMR is responsible for payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, and pricing and bookkeeping services.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under each management contract, Spartan Arizona Municipal Money Market and Spartan Arizona Municipal Income pays FMR a monthly management fee at the annual rate of 0.50% and 0.55%, respectively, of its average net assets throughout the month.
The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund          Fiscal Years Ended  Amount of                     Management Fees
              August 31           Credits Reducing Management   Paid to FMR
                                  Fees

Spartan       1998                $    2,848                    $    453,461    *
Arizona
Municipal
Money Market

              1997                $    2,088                    $    422,730    *

              1996                $    1,797                    $    334,209    *

Spartan       1998                $    2,189                    $    118,342    *
Arizona
Municipal
Income

              1997                $    3,361                    $    120,658    *

              1996                $    734                      $    100,646    *


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
During the past three fiscal years, FMR voluntarily agreed to reimburse each fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitation for the applicable fund; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

              Periods of                          Aggregate     Fiscal     Management         Amount of
              Expense Limitation                  Operating     Years      Fee Before         Management
              From To                             Expense       Ended      Reimbursement      Fee
                                                  Limitation    August 31                     Reimbursement

Spartan          8/1/98              8/31/98         0.00    %  1998          $ 453,461*         $ 124,133
Arizona
Municipal
Money Market

                 9/1/97              7/31/98         0.35    %     -                 -                  -

                 9/1/96              8/31/97         0.35    %  1997       $    422,730    *  $    126,962

                 6/1/96              8/31/96         0.35    %  1996       $    334,209    *  $    184,361

                 4/1/96              5/31/96         0.20    %     -                 -                  -

                 9/1/95              3/31/96         0.10    %     -                 -                  -

Spartan          9/1/97              8/31/98         0.00    %  1998       $    118,342    *            -
Arizona
Municipal
Income

                 9/1/96              8/31/97         0.00    %  1997       $    120,658    *            -

                 6/1/96              8/31/96         0.00    %  1996       $    100,646    *  $    44,726

                 4/1/96              5/31/96         0.40    %  -                    -                  -

                 9/1/95              3/31/96         0.10    %  -                    -                  -


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
To defray shareholder service costs, FMR or its affiliates also collect Spartan Arizona Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are shown in the table below.

              Period Ended   Exchange Fees  Account        Wire Fees    Checkwriting
              August 31                     Closeout Fees               Charges

Spartan       1998           $    160       $    76        $    40      $    594
Arizona
Municipal
Money Market

              1997              $ 160          $ 39           $ 35         $ 376

              1996              $ 195          $ 51           $ 45         $ 470


SUB-ADVISER. On behalf of Spartan Arizona Municipal Money Market, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund. Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the funds. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.
Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with Spartan Arizona Municipal Money Market. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fund          Fiscal Year Ended August 31  Fees Paid to FMR Texas  Fees Paid to FIM   M

Spartan       1998                         $    75,577             $    151,153
Arizona
Municipal
Money Market

              1997                         $    211,365               N/A

              1996                         $    167,105               N/A


DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for shares.
   FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with each fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Spartan Arizona Municipal Money Market Fund is a fund (series) of Fidelity Union Street Trust II (the Delaware trust) is an open-end management investment company organized as a Delaware business trust. Currently, there are four funds of the Delaware trust:
Fidelity Daily Income Trust, Fidelity Municipal Money Market Fund, Spartan Municipal Money Fund, and Spartan Arizona Municipal Money Market Fund. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
Spartan Arizona Municipal Income Fund is a fund (series) of Fidelity Union Street Trust (the Massachusetts trust) is an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Currently, there are five funds of the Delaware trust:
Fidelity Export and Multinational Fund, Spartan Short-Intermediate Municipal Income Fund, Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, and Spartan Arizona Municipal Income Fund. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of Fidelity Union Street and Fidelity Union Street II Trust may also invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP, One Post Office Square,
Boston, Massachusetts serves as the funds' independent     accountant.
The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended August 31, 1998, and reports of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
   The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
   TRADEMARKS
   Spartan, Fidelity, and Fidelity Focus are registered trademarks of FMR Corp.
   The third-party marks appearing above are the marks of their respective owners.

FIDELITY UNION STREET TRUST II
FIDELITY DAILY INCOME TRUST
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  COVER PAGE

2A....................................   EXPENSES

  B, C................................   CONTENTS; THE FUND AT A GLANCE; WHO MAY WANT TO
                                         INVEST

3A....................................   FINANCIAL HIGHLIGHTS

  B....................................  *

  C, D................................   PERFORMANCE

4A  I.................................   CHARTER

      II...............................  THE FUND AT A GLANCE; INVESTMENT PRINCIPLES AND
                                         RISKS

  B....................................  INVESTMENT PRINCIPLES AND RISKS

  C....................................  WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES AND
                                         RISKS

5A....................................   CHARTER

  B I.................................   COVER PAGE; THE FUND AT A GLANCE; CHARTER; DOING
                                         BUSINESS WITH FIDELITY

      II...............................  CHARTER

      III..............................  EXPENSES; BREAKDOWN OF EXPENSES

  C....................................  CHARTER

  D....................................  CHARTER; BREAKDOWN OF EXPENSES

  E....................................  COVER PAGE; CHARTER

  F....................................  EXPENSES

 G I..................................   CHARTER

    II.................................  *

 5A..................................    *

6A  I.................................   CHARTER

      II...............................  HOW TO BUY SHARES; HOW TO SELL SHARES; TRANSACTION
                                         DETAILS; EXCHANGE RESTRICTIONS

      III..............................  CHARTER

  B...................................   CHARTER

  C....................................  TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

  D....................................  *

  E....................................  DOING BUSINESS WITH FIDELITY; HOW TO BUY SHARES;
                                         HOW TO SELL SHARES; INVESTOR SERVICES

  F, G................................   DIVIDENDS, CAPITAL GAINS, AND TAXES

  H................................      *

7A....................................   COVER PAGE; CHARTER

  B....................................  EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

  C....................................  *

  D....................................  HOW TO BUY SHARES

  E...................................   *

  F....................................  BREAKDOWN OF EXPENSES

8......................................  HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                         DETAILS; EXCHANGE RESTRICTIONS

9......................................  *


*  Not Applicable

FIDELITY UNION STREET TRUST II
FIDELITY DAILY INCOME TRUST
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10, 11..............................     COVER PAGE

12....................................   DESCRIPTION OF THE TRUST

13A-C............................        INVESTMENT POLICIES AND LIMITATIONS

    D..................................  *

14A-C............................        TRUSTEES AND OFFICERS

15A...............................       FMR

15B................................      *

15C................................      TRUSTEES AND OFFICERS

16A  I...............................    FMR; PORTFOLIO TRANSACTIONS

        II.............................  TRUSTEES AND OFFICERS

        III............................  MANAGEMENT CONTRACT

    B.................................   MANAGEMENT CONTRACT

    C, D..............................   CONTRACTS WITH FMR AFFILIATES

    E..............................      MANAGEMENT CONTRACTS

    F...............................     DISTRIBUTION AND SERVICE PLAN

    G..............................      *

    H..................................  DESCRIPTION OF THE TRUST

    I..................................  CONTRACTS WITH FMR AFFILIATES

17A-D..............................      PORTFOLIO TRANSACTIONS

    E...............................     *

18A..................................    DESCRIPTION OF THE TRUST

    B..................................  *

19A..................................    ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION
                                         INFORMATION

    B..................................  VALUATION; ADDITIONAL PURCHASE, EXCHANGE, AND
                                         REDEMPTION INFORMATION

    C..................................  *

20....................................   DISTRIBUTIONS AND TAXES

21A, B..............................     CONTRACTS WITH FMR AFFILIATES

    C. ................................  *

22A..................................    PERFORMANCE

    B..................................  *

23....................................   FINANCIAL STATEMENTS


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   October 20, 1998.     The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call
Fidelit   y(registered trademark)     at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
   FDI-pro-1098
   1.536815.101

   FIDELITY
DAILY INCOME
TRUST
(fund number 031, trading symbol FDTXX)
Daily Income seeks high current income while maintaining a stable
$1.00 share price by investing in high-quality, short-term money market securities.
PROSPECTUS
   OCTOBER 20, 1998
(FIDELITY_LOGO_GRAPHIC)(Registered Trademark)
 82 DEVONSHIRE STREET, BOSTON, MA 02109




CONTENTS

KEY FACTS              4       THE FUND AT A GLANCE

                       4       WHO MAY WANT TO INVEST

                       5       EXPENSES THE FUND'S YEARLY OPERATING
                               EXPENSES.

                       7       FINANCIAL HIGHLIGHTS A SUMMARY OF
                               THE FUND'S FINANCIAL DATA.

                       8       PERFORMANCE HOW THE FUND HAS DONE
                               OVER TIME.

THE FUND IN DETAIL     8       CHARTER HOW THE FUND IS ORGANIZED.

                       9       INVESTMENT PRINCIPLES AND RISKS THE
                               FUND'S OVERALL APPROACH TO INVESTING.

                       10      BREAKDOWN OF EXPENSES HOW
                               OPERATING COSTS ARE CALCULATED AND
                               WHAT THEY INCLUDE.

YOUR ACCOUNT           10      DOING BUSINESS WITH FIDELITY

                       10      TYPES OF ACCOUNTS DIFFERENT WAYS TO
                               SET UP YOUR ACCOUNT, INCLUDING
                               TAX-ADVANTAGED RETIREMENT PLANS.

                       11      HOW TO BUY SHARES OPENING AN
                               ACCOUNT AND MAKING ADDITIONAL
                               INVESTMENTS.

                       13      HOW TO SELL SHARES TAKING MONEY OUT
                               AND CLOSING YOUR ACCOUNT.

                       15 INVESTOR SERVICES SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

SHAREHOLDER AND        16      DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES               AND TAXES

                       17      TRANSACTION DETAILS SHARE PRICE
                               CALCULATIONS AND THE TIMING OF
                               PURCHASES AND REDEMPTIONS.

                       17      EXCHANGE RESTRICTIONS

KEY FACTS

THE FUND AT A GLANCE
GOAL: Income while maintaining a stable $1.00 share price. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in high-quality, short-term domestic money market securities of all types.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund
manager.    Fidelity Investments Money Management Inc. (FIMM), a
subsidiary of     FMR, chooses investments for the fund.
SIZE: As of August 31,    1998    , the fund had over $2.   6
billion in assets.
WHO MAY WANT TO
INVEST
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
The fund does not constitute a balanced investment plan. However, because it emphasizes stability, it could be well-suited for a portion of your investments. The fund offers checkwriting to give you easy access to your money.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500.
See "Transaction Details," page    ,     for an explanation of how and
when these charges apply.

SALES CHARGE ON       NONE
PURCHASES
AND REINVESTED
DISTRIBUTIONS

DEFERRED SALES        NONE
CHARGE ON
REDEMPTIONS

ANNUAL ACCOUNT        $12.00
MAINTENANCE FEE
(FOR ACCOUNTS UNDER
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).

(CHECKMARK)UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
the fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain expenses
directly.

The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.

   MANAGEMENT FEE             0.33%

12B-1 FEE                     NONE

   O    THER EXPENSE   S      0.17%

   TOTAL FUND OPERATING       0.50%
   EXPENSES

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 YEAR    $ 5

3 YEARS   $ 16

5 YEARS   $ 28

10 YEARS  $ 63

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

(CHECKMARK)THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. DAILY INCOME IS IN
THE MONEY MARKET CATEGORY.
(RIGHT ARROW) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.

FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP,     i   ndependent accountants. The
fund's     financial highlights, financial statements, and report of
the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.

   SELECTED PER-SHARE DATA


YEARS              1998     1997     1996     1995     1994     1993     1992     1991     1990A    1989B    1988B
ENDED AUGUST
31

NET ASSET          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
VALUE,
BEGINNING
OF PERIOD

INCOME              .052     .051     .051     .053     .032     .028     .042     .064     .051     .087     .070
FROM
INVESTMENT
OPERATIONS
 NET
INTEREST
INCOME

LESS                (.052)   (.051)   (.051)   (.053)   (.032)   (.028)   (.042)   (.064)   (.051)   (.087)   (.070)
DISTRIBUTIONS
 FROM NET
INTEREST
INCOME

NET ASSET          $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
VALUE,
END OF
PERIOD

TOTAL               5.31%    5.18%    5.25%    5.43%    3.23%    2.83%    4.32%    6.64%    5.22%    8.97%    7.15%
RETURNC,E

RATIOS AND SUPPLEMENTAL DATA

NET                $ 2,625  $ 2,425  $ 2,317  $ 2,256  $ 2,132  $ 2,096  $ 2,502  $ 2,802  $ 2,981  $ 2,923  $ 3,042
ASSETS, END
OF PERIOD (IN
MILLIONS)

RATIO OF            .50%     .50%     .50%     .54%     .56%     .57%     .55%     .60%     .63%D    .64%     .66%
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF            .50%     .49%F    .50%     .54%     .56%     .57%     .55%     .60%     .63%D    .64%     .66%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF            5.19%    5.07%    5.11%    5.31%    3.18%    2.83%    4.22%    6.47%    7.69%D   8.68%    7.01%
NET INTEREST
INCOME TO
AVERAGE NET
ASSETS


A EIGHT MONTHS ENDED AUGUST 31
B FISCAL YEARS ENDED DECEMBER 31
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D ANNUALIZED
E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from September 1 through August 31. The tables below show the fund's performance over past fiscal years compared to a measure of inflation.

AVERAGE ANNUAL TOTAL RETURNS
FISCAL PERIODS ENDED  PAST 1          PAST 5         PAST 10
AUGUST 31, 1998       YEAR            YEARS          YEARS

DAILY INCOME           5.31%          4.88%          5.50%

CONSUMER PRICE INDEX      1.62    %      2.45    %      3.22    %

CUMULATIVE TOTAL RETURNS
FISCAL PERIODS ENDED  PAST 1          PAST 5          PAST 10
AUGUST 31, 1998       YEAR            YEARS           YEARS

DAILY INCOME           5.31%          26.89%          70.79%

CONSUMER PRICE INDEX      1.62    %      12.85    %      37.31    %

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
SEVEN-DAY YIELD ILLUSTRATES THE
INCOME EARNED BY A MONEY
MARKET FUND OVER A RECENT
SEVEN-DAY PERIOD. TOTAL RETURN
REFLECTS BOTH THE REINVESTMENT OF
INCOME AND THE CHANGE IN A
FUND'S SHARE PRICE. SINCE MONEY
MARKET FUNDS MAINTAIN A STABLE
$1.00 SHARE PRICE, CURRENT
SEVEN-DAY YIELDS ARE THE MOST
COMMON ILLUSTRATION OF MONEY
MARKET FUND PERFORMANCE.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

THE FUND IN DETAIL

CHARTER
DAILY INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which handles its business affairs.
   FIMM, located in Merrimack, New Hampshire, has primary
responsibility     for providing investment management services.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR and    FIMM    .
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in high-quality U.S. dollar-denominated money market securities of domestic issuers, including U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements.
The fund complies with industry-standard    requirements for the
quality,     maturity, and diversification of its investments, which
are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
The fund earns income at current    money market rates. It stresses
preservation of capital, liquidity and income and does not seek the
higher yields or     capital appreciation that more aggressive
investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or
floating interest rates. Money market securities    may be structured
to be, or may     employ a trust    or other form     so that they
are, eligible investments for money market funds. If    a structure
fails to function as intended    , adverse tax or investment
consequences may result.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow
money from the U.S. Treasury under certain circumstances.    Other
U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit
of     the entity that issued them.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by entities such as banks and other financial institutions. These arrangements expose the fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, the fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS:    The fund may not invest     more than 10% of its
assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: The fund will invest more than 25% of its total
assets    in securities of companies in     the financial services
industry.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
   RESTR    ICTIONS: The fund does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing.
This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
   Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: The fund may not invest more than 5% of its total
assets    in the securities of any     one issuer, except that the
fund may invest up to 25% of its    total     assets in the highest
quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities
or,     to securities of other investment companies.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR    or its affiliates    , or through reverse repurchase
agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
LENDING. The fund may lend money to other funds advised by FMR    or
its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
   The fund     seeks as high a level of current income as is
consistent with preserving capital and providing liquidity.
The fund will invest more than 25% of its total assets in the financial services industry.
The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. The fund also pays OTHER EXPENSES,
which are explained on page        .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month.    The
fee is calculated by dividing an     asset-based fee    rate by twelve
and multiplying the result by the fund's average net assets throughout
the month, and then adding an     income-based fee.
   The asset-based fee cannot rise above an annual rate 0.10% of the fund's average net assets throughout the month, and it drops as assets exceed $2 billion. The income-based fee is 4% of the fund's gross income throughout the month, but this amount cannot rise above an annual rate of 0.40% or fall below an annual rate of 0.20% of the fund's average net assets throughout the month.
   The total management fee for the fiscal year ended August 31, 1998 was 0.33% of the fund's average net assets.
   FIMM     is the fund's sub-adviser and has primary responsibility
for managing its investments. FMR is responsible for providing other
management services. FMR pays    FIMM     50% of its management fee
(before expense reimbursements) for    FIMM's     services. FMR paid
FIMM and FMR Texas    Inc., the predecessor company to FIMM,     fees
equal to 0.10% and 0.06%,    respectively    , of the fund's average
net assets for the fiscal year ended    August 31, 1998.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and calculating the fund's share price and dividends.
   For the fiscal year ended August 1998,     the fund paid transfer
agency and pricing and bookkeeping fees equal to    0.16    % of its
average net assets. This amount is before expense reductions, if any. The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    has authorized such payments.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
   Fidelity Investments     was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advantaged     retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country    and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number,    visit Fidelity's Web site at www.fidelity.com,
    or contact Fidelity directly, as appropriate.

(CHECKMARK)FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    223
(solid bullet) Assets in Fidelity mutual
funds: over $   546     billion
(solid bullet) Number of shareholder
accounts: over    38     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    250

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR    TAX-ADVANTAGED RETIREMENT SAVING    S
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow
individuals under age 70 with    compensation to contribute     up to
$2,000 per tax year.    Married couples can contribute up to $4,000
per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS    help     retain special tax advantages
for certain    eligible rollover     distributions from
employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
(solid bullet) KEOGH PLANS    are generally profit sharing or money
purchase pension plans that allow self-employed individuals     or
small business owners to make tax-deductible contributions for themselves and any eligible employees.
   (solid bullet) SIMPLE IRAS provide small business owners     and
those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet)        SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a
Keogh, bu    t with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS are available to
employees of    501(c)(3)     tax-exempt institutions, including
schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457    PLANS) are
available to employees of most state and local governments and their
agencies and to employees of     tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund is managed to keep its NAV stable at $1.00. The fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form.     The fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in
person or by wire as described on page        . If there is no
application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an
application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888 or    visit Fidelity's Web site at
www.fidelity.com     for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                            $5,000
   For certain Fidelity retirement accountsA  $500
TO ADD TO AN ACCOUNT                          $500
   For certain Fidelity retirement accountsA  $500
Through regular investment plansB             $100
MINIMUM BALANCE                               $2,000
   For certain Fidelity retirement accounts   $500

   A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
   B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
There is no minimum account balance or initial or subsequent
investment    minimum for investments through     Fidelity Portfolio
Advisory ServicesSM,    a qualified state tuition program, certain
Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
Refer to the program materials for details.    In addition, the fund
reserves the right to waive or lower investment minimums in other circumstances.



                                      TO OPEN                               TO ADD TO AN
                                      AN                                    ACCOUNT
                                      ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)  (SMALL SOLID BULLET) EXCHANGE FROM    (SMALL SOLID BULLET) EXCHANGE FROM
                                      ANOTHER FIDELITY                      ANOTHER FIDELITY FUND
                                      FUND ACCOUNT                          ACCOUNT WITH THE
                                      WITH THE SAME                         SAME REGISTRATION,
                                      REGISTRATION,                         INCLUDING NAME,
                                      INCLUDING NAME,                       ADDRESS, AND
                                      ADDRESS, AND                          TAXPAYER ID NUMBER.
                                      TAXPAYER ID                           (SMALL SOLID BULLET) USE FIDELITY MONEY
                                      NUMBER.                               LINE TO TRANSFER FROM
                                                                            YOUR BANK ACCOUNT.
                                                                            CALL BEFORE YOUR FIRST
                                                                            USE TO VERIFY THAT THIS
                                                                            SERVICE IS IN PLACE ON
                                                                            YOUR ACCOUNT.
                                                                            MAXIMUM MONEY
                                                                            LINE: UP TO
                                                                            $100,000.

THE INTERNET WWW.FIDELITY.COM
(COMPUTER GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) EXCHANGE FROM
                                      SIGN THE                              ANOTHER FIDELITY FUND
                                      APPLICATION.                          ACCOUNT WITH THE
                                      MAKE YOUR CHECK                       SAME REGISTRATION,
                                      PAYABLE TO THE                        INCLUDING NAME,
                                      COMPLETE NAME                         ADDRESS, AND
                                      OF THE FUND. MAIL                     TAXPAYER ID NUMBER.
                                      TO THE ADDRESS                        (SMALL SOLID BULLET) USE FIDELITY MONEY
                                      INDICATED ON THE                      LINE TO TRANSFER
                                      APPLICATION.                          FROM YOUR BANK
                                      ACCOUNT. VISIT
                                                                            FIDELITY'S WEB SITE
                                                                            BEFORE YOUR FIRST USE
                                                                            TO VERIFY THAT THIS
                                                                            SERVICE IS IN PLACE
                                                                            ON YOUR ACCOUNT.
                                                                            MAXIMUM MONEY
                                                                            LINE: UP TO
                                                                            $100,000.

MAIL (MAIL_GRAPHIC)                   (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) MAKE YOUR CHECK
                                      SIGN THE                              PAYABLE TO    THE
                                      APPLICATION.                             COMPLETE NAME OF THE
                                      MAKE YOUR                                FUND    . INDICATE YOUR
                                      CHECK PAYABLE TO                      FUND ACCOUNT NUMBER
                                      THE    COMPLETE                       ON YOUR CHECK AND
                                         NAME OF THE                        MAIL TO THE ADDRESS
                                         FUND    . MAIL TO THE              PRINTED ON YOUR
                                      ADDRESS INDICATED                     ACCOUNT STATEMENT.
                                      ON THE                                (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                      APPLICATION.                          1-800-544-6666 FOR
                                                                            INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)              (SMALL SOLID BULLET) BRING YOUR       (SMALL SOLID BULLET) BRING YOUR CHECK TO A
                                      APPLICATION AND                       FIDELITY INVESTOR
                                      CHECK TO A                            CENTER. CALL
                                      FIDELITY INVESTOR                     1-800-544-9797 FOR
                                      CENTER. CALL                          THE CENTER NEAREST
                                      1-800-544-979                         YOU.
                                      7 FOR THE CENTER
                                      NEAREST YOU.

WIRE (WIRE_GRAPHIC)                   (SMALL SOLID BULLET) CALL             (SMALL SOLID BULLET) NOT AVAILABLE FOR
                                      1-800-544-77                          RETIREMENT ACCOUNTS.
                                      77 TO SET UP                          (SMALL SOLID BULLET) WIRE TO:
                                      YOUR ACCOUNT                          BANKERS TRUST
                                      AND TO ARRANGE                        COMPANY,
                                      A WIRE                                BANK ROUTING
                                      TRANSACTION. NOT                      #021001033,
                                      AVAILABLE FOR                         ACCOUNT
                                      RETIREMENT                            #00163053.
                                      ACCOUNTS.                             SPECIFY THE
                                      (SMALL SOLID BULLET) WIRE WITHIN 24   COMPLETE NAME OF
                                      HOURS TO:                             THE FUND AND INCLUDE
                                      BANKERS TRUST                         YOUR ACCOUNT
                                      COMPANY,                              NUMBER AND YOUR
                                      BANK ROUTING                          NAME.
                                      #021001033,
                                      ACCOUNT
                                      #00163053.
                                      SPECIFY THE
                                      COMPLETE NAME
                                      OF THE FUND AND
                                      INCLUDE YOUR
                                      NEW ACCOUNT
                                      NUMBER AND
                                      YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)     (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY
                                                                            AUTOMATIC ACCOUNT
                                                                            BUILDER   (REGISTERED TRADEMARK)    . SIGN UP
                                                                            FOR THIS SERVICE
                                                                            WHEN OPENING YOUR
                                                                            ACCOUNT,    VISIT
                                                                               FIDELITY'S WEB SITE
                                                                               AT
                                                                               WWW.FIDELITY.COM
                                                                               TO OBTAIN THE FORM
                                                                               TO ADD THE SERVICE,
                                                                            OR CALL
                                                                            1-800-544-6666
                                                                            TO ADD    THE SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV    calculated after your
order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing,    or through Fidelity's Web
site.     Call 1-800-544-6666 for a retirement distribution form.
TO SELL SHARES THROUGH YOUR FIDELITY    ULTRA SERVICE    (registered
trademark) OR FIDELITYPLUS(registered trademark) ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

                                                ACCOUNT             SPECIAL
                                                TYPE                REQUIREMENTS

PHONE 1-800-544-7777 (PHONE_GRAPHIC)            ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MAXIMUM CHECK
                                                EXCEPT RETIREMENT   REQUEST: $100,000.
                                                                    (SMALL SOLID BULLET) FOR MONEY LINE
                                                ALL ACCOUNT TYPES   TRANSFERS TO YOUR
                                                                    BANK ACCOUNT;
                                                                    MINIMUM: $10;
                                                                    MAXIMUM: UP TO
                                                                    $100,000.
                                                                    (SMALL SOLID BULLET) YOU MAY EXCHANGE
                                                                    TO OTHER FIDELITY
                                                                    FUNDS IF BOTH
                                                                    ACCOUNTS ARE
                                                                    REGISTERED WITH THE
                                                                    SAME NAME(S),
                                                                    ADDRESS, AND
                                                                    TAXPAYER ID NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)  INDIVIDUAL, JOINT   (SMALL SOLID BULLET) THE LETTER OF
                                                TENANT,             INSTRUCTION MUST BE
                                                SOLE PROPRIETORSHI  SIGNED BY ALL PERSONS
                                                P, UGMA, UTMA       REQUIRED TO SIGN FOR
                                                RETIREMENT          TRANSACTIONS, EXACTLY
                                                ACCOUNT             AS THEIR NAMES
                                                                    APPEAR ON THE
                                                                    ACCOUNT.
                                                TRUST               (SMALL SOLID BULLET) THE ACCOUNT OWNER
                                                                    SHOULD COMPLETE A
                                                                    RETIREMENT
                                                                    DISTRIBUTION FORM.
                                                BUSINESS OR         CALL
                                                ORGANIZATION        1-800-544-6666 TO
                                                                    REQUEST ONE.
                                                                    (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN
                                                                    THE LETTER INDICATING
                                                                    CAPACITY AS TRUSTEE. IF
                                                EXECUTOR,           THE TRUSTEE'S NAME IS
                                                ADMINISTRATOR,      NOT IN THE ACCOUNT
                                                CONSERVATOR,        REGISTRATION, PROVIDE A
                                                GUARDIAN            COPY OF THE TRUST
                                                                    DOCUMENT CERTIFIED
                                                                    WITHIN THE LAST 60
                                                                    DAYS.
                                                                    (SMALL SOLID BULLET) AT LEAST ONE PERSON
                                                                    AUTHORIZED BY
                                                                    CORPORATE RESOLUTION
                                                                    TO ACT ON THE ACCOUNT
                                                                    MUST SIGN THE LETTER.
                                                                    (SMALL SOLID BULLET) INCLUDE A CORPORATE
                                                                    RESOLUTION WITH
                                                                    CORPORATE SEAL OR A
                                                                    SIGNATURE GUARANTEE.
                                                                    (SMALL SOLID BULLET) CALL
                                                                    1-800-544-6666 FOR
                                                                    INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                             ALL ACCOUNT TYPES   (SMALL SOLID BULLET) YOU MUST SIGN UP FOR
                                                EXCEPT RETIREMENT   THE WIRE FEATURE
                                                                    BEFORE USING IT. TO
                                                                    VERIFY THAT IT IS IN
                                                                    PLACE, CALL
                                                                    1-800-544-6666.
                                                                    MINIMUM WIRE:
                                                                    $5,000.
                                                                    (SMALL SOLID BULLET) YOUR WIRE REDEMPTION
                                                                    REQUEST MUST BE
                                                                    RECEIVED IN PROPER
                                                                    FORM BY FIDELITY
                                                                    BEFORE 4:   00     P.M.
                                                                    EASTERN TIME FOR
                                                                    MONEY TO BE WIRED
                                                                    ON THE NEXT BUSINESS
                                                                    DAY.

CHECK (CHECK_GRAPHIC)                           ALL ACCOUNT TYPES   (SMALL SOLID BULLET) IF YOUR ACCOUNT IS NOT
                                                EXCEPT RETIREMENT   AN ULTRA SERVICE
                                                                    ACCOUNT, THERE IS A
                                                                    $1.00 CHARGE FOR
                                                                    EACH CHECK WRITTEN
                                                                    UNDER $500.
                                                                    (SMALL SOLID BULLET) ALL ACCOUNT OWNERS
                                                                    MUST SIGN A
                                                                    SIGNATURE CARD TO
                                                                    RECEIVE A CHECKBOOK.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writing,    or through
Fidelity's Web site.
Exchanges may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked,
see page        .
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
Fidelity offers services that let you transfer money into your fund account, or between fund accounts, automatically. Certain restrictions
apply for retirement    accounts. Call 1-800-544-6666 or visit
Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR
$100     MONTHLY OR QUARTERLY  CHANGING
                               (SMALL SOLID BULLET) FOR A NEW ACCOUNT,
                               COMPLETE THE
                               APPROPRIATE SECTION ON
                               THE FUND APPLICATION.
                                  (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS,
                                  CALL 1-800-544-6666
                                  OR VISIT FIDELITY'S WEB
                                  SITE AT
                                  WWW.FIDELITY.COM FOR
                                  AN APPLICATION.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR
$100     EVERY PAY PERIOD      CHANGING
                               (SMALL SOLID BULLET) CHECK THE APPROPRIATE
                               BOX ON THE FUND
                               APPLICATION, OR CALL
                                  1-800-544-6666 OR
                                  VISIT FIDELITY'S WEB SITE
                                  AT WWW.FIDELITY.COM
                                  FOR AN AUTHORIZATION
                                  FORM.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY             SETTING UP OR
$100     MONTHLY, BIMONTHLY,   CHANGING
         QUARTERLY, OR         (SMALL SOLID BULLET) TO ESTABLISH, CALL
         ANNUALLY              1-800-544-6666
                               AFTER BOTH ACCOUNTS
                               ARE OPENED.



SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
3. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-800-544-6666    .
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.

(CHECKMARK)UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.

TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
    retirement account, you should be aware of these tax implications. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions, if any, are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Like most money market funds, the fund values the securities it owns on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund to maintain a stable $1.00 share price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can
require    t    he        fund to withhold 31% of your taxable
distributions and redemptions.
       YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR
ELECTRONICALLY.    Fidelity will not be responsible for any losses
resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet)    Shares     begin to earn dividends    on
the     first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet)    Shares earn dividends through the day     of
redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet)    You will not receive interest on amounts
represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to 1.00% and trading fees of up to    3.00%
of the amount exchanged    . Check each fund's prospectus for details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, Fidelity Ultra Service Account, Fidelity Plus Account, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
   Portfolio Advisory Services is a service mark of FMR Corp.






(RECYCLE GRAPHIC)This prospectus is printed on recycled paper using soy-based inks.

FIDELITY DAILY INCOME TRUST
A FUND OF FIDELITY UNION STREET TRUST II
STATEMENT OF ADDITIONAL INFORMATION
   OCTOBER 20, 1998
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction    with the fund's current Prospectus
(dated October 20, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document supplied
with this SAI. To obtain a free    additional copy of the Prospectus
or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       27

Portfolio Transactions                                    29

Valuation                                                    29

Performance                                                  30

Additional Purchase, Exchange and Redemption Information     32

Distributions and Taxes                                      32

FMR                                                          32

Trustees and Officers                                        32

Management Contract                                          35

Distribution and Service Plan                                35

Contracts with FMR Affiliates                                36

Description of the Trust                                     36

Financial Statements                                         37

Appendix                                                     37

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
   Fidelity Investments Money Management, Inc. (FIMM)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
FDI-ptb-1098
1.461742.101

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) purchase securities on margin (but the trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities);
(4) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) act as an underwriter (except as it may be deemed such in a sale of restricted securities);
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) buy or sell commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(10) invest in companies for the purpose of exercising control or management.
(11) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other
than securities issued or guaranteed by the U.S.    G    overnment or
any of its agencies or instrumentalities   , or securities of other
money market funds    ) if, as a result, more than 5% of its total
assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS.    A     fund may engage in transactions
with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940    Act    . These
transactions    may involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit
enhancements. Asset-backed security values may also be     affected by
the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a
predetermined price or yield, with payment and delivery     taking
place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees,
FMR determines the liquidity of    a     fund's investments and,
through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days. Also, FMR may determine some restricted securities and time deposits to be illiquid.
   In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be
called on one day's notice.    A     fund may have to borrow from a
bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MONEY MARKET SECURITIES    are high-quality, short-term obligations.
Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market
funds. For example, put features can be used     to modify the
maturity of a security or interest rate adjustment features can be
used to enhance price stability. If    a     structure    fails to
function     as intended, adverse tax or investment consequences may
result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues
presented by    certain     structured securities. Future tax or other
regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal
securities holders. A municipal security    may be owned     directly
or through a participation interest.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered
high   -    quality, a security must be rated in accordance with
applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REPURCHASE AGREEMENTS. In a repurchase agreement,    a     fund
purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased
security.    As protection against the     risk that the original
seller will not fulfill its obligation, the securities are held    in
a separate     account at a bank, marked-to-market daily, and
maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less
than the resale price, as well as delays and costs to    a     fund in
connection with bankruptcy proceedings), the fund    will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration
statement. If, during such a period, adverse market conditions    were
to develop, a fund might obtain a less favorable price than prevailed
when it decided to seek registration of the security.     However, in
general, the fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement,    a
    fund sells    a security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been
   reviewed and     found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SHORT SALES "AGAINST THE BOX."    A     fund may sell securities short
when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box" and could be used to protect the net asset value per share of the fund in anticipation of increased interest rates, without sacrificing the current yield of the
securities sold short. If    a     fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs in connection with opening and closing short sales against the box.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.
VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable
rate     securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some
variable or floating rate securities    are structured with put
features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including,
but not limited to   :     the size and type of the transaction; the
nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness
of any commissions;    and, if applicable, arrangements for payment of
fund expenses.
   If     FMR grants investment management authority to a sub-adviser
(see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment
management services to    that     fund or its other clients, and
conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR
in carrying out its obligations to    a     fund. The receipt of such
research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a
particular transaction or FMR's overall responsibilities to    that
    fund    or     its other clients. In reaching this determination,
FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided
assistance in the distribution of shares of the    fund     or shares
of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and    Fidelity
Brokerage Services Japan LLC     (FBSJ), indirect subsidiaries of FMR
Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for
similar services. P   rior to December 9, 1997, FMR used research
services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal years ended August 1998, 1997, and 1996, the fund paid no brokerage commissions.
   During the fiscal year ended August 1998, the fund paid no brokerage commissions to firms that provided research services.
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page 4.
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's yield and total return fluctuate in response to market conditions and other factors.
YIELD CALCULATIONS.    To compute the yield for the fund for a period,
the net change in value of a hypothetical account     containing one
share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulation.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for the fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following table shows the fund's 7-day
yield and total return for the period ended August 31,    1998.


                   Average Annual
                   Total Returns           Cumulative Total Returns

        Seven-Day  One     Five    Ten     One     Five     Ten
        Yield      Year    Years   Years   Year    Years    Years



Daily    5.17%      5.31%   4.88%   5.50%   5.31%   26.89%   70.79%
Income

The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended August 31,    1998    , a hypothetical
$10,000 investment in Daily Income would have grown to    $17,079,
    assuming all distributions were reinvested.    Total returns are
based on past results and are not an indication of future performance.
    Tax consequences of different investments have not been factored into the figures below.


FIDELITY DAILY INCOME TRUST                                              INDICES

Year Ended  Value of         Value of        Value of       Total        S&P 500          DJIA             Cost of
            Initial          Reinvested      Reinvested     Value                                          Living
            $10,000          Dividend        Capital Gain
            Investment       Distributions   Distributions


1998        $    10,000      $    7,079      $    0      $    17,079     $    48,274      $    49,133      $    13,731

1997        $ 10,000         $    6,219      $ 0         $    16,219     $    44,660      $    48,850      $    13,513

1996        $ 10,000         $    5,419      $ 0         $    15,419     $    31,753      $    35,310      $    13,218

1995        $ 10,000         $    4,651      $ 0         $    14,651     $    26,744      $    28,358      $    12,849

1994        $ 10,000         $    3,896      $ 0         $    13,896     $    22,022      $    23,460      $    12,521

1993        $ 10,000         $    3,460      $ 0         $    13,460     $    20,879      $    21,301      $    12,168

1992        $ 10,000         $    3,090      $ 0         $    13,090     $    18,120      $    18,452      $    11,840

1991        $ 10,000         $    2,547      $ 0         $    12,547     $    16,788      $    16,738      $    11,479

1990        $ 10,000         $    1,766      $ 0         $    11,766     $    13,228      $    13,870      $    11,059

1989        $ 10,000         $    874        $ 0         $    10,874     $    13,923      $    13,979      $    10,471


   Explanatory Notes: With an initial investment of $10,000 in the fund on September 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,079. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,366 for dividends. The fund did not distribute any capital gains during the period.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are
prepared without regard to tax consequences.    Lipper may also rank
based on yield.     In addition to the mutual fund rankings, the
fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Taxable, which is reported in IBC's MONEY FUND REPORT(trademark),
covers over    883     taxable money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model
portfolios or allocations; saving for college or other goals;    and
    charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of August 31,    1998    , FMR advised over    $32     billion in
municipal fund assets,    $113     billion in money market fund
assets,    $389     billion in equity fund assets,    $61     billion
in international fund assets, and    $27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal
Reserve Wire System is closed,    federal funds wires cannot be
sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be
affected on days when investors do not have    access to the fund to
purchase or redeem shares. In addition, trading in some of a fund's
portfolio securities may not occur on days     when the fund is open
for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders.
Short-term capital gains are distributed as dividend    income, but do
not qualify for the dividends-received deduction. A portion of the
fund's dividends derived from certain U.S.     Government
   securities     may be exempt from state and local taxation. The
fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
CAPITAL GAIN DISTRIBUTIONS. The fund may distribute any net realized short-term capital gains once a year or more often as necessary, to
maintain its NAV at $1.00.    The fund does not anticipate
distributing long-term capital gains.
   As of     August 31   , 1998, the fund had a capital loss
carryforward aggregating approximately $1,099,000. This loss carryforward, of which $336,000, $536,000, $19,000, $99,000 and
$109,000 will expire on     August 31   , 2001, 2002, 2003, 2004, and
2006, respectively, is available to offset future capital gains.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Union Street Trust II for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors
should consult their tax advisers to determine whether    a     fund
is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Fidelity Union Street Trust II prior to the fund's conversion from a series of a Massachusetts business trust served in identical capacities. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
    (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD    (57)    , Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President    of Fidelity Personal Investments and Brokerage
Group (1997)    . Previously, Mr. Burkhead served as President of
Fidelity Management & Research Company.
RALPH F. COX    (66)    , Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (65)    , Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES    (54)    , Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor.    Mr. Gates is a Director of LucasVarity
PLC (automotive components and diesel engines), Charles Stark Draper
Laboratory     (non-profit), NACCO Industries, Inc. (mining and
manufacturing), and TRW Inc. (original equipment and replacement
products). Mr. Gates    also is a Trustee of the     Forum for
International Policy    and of the Endowment Association of the
College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES    (70)    , Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (65)    , Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of    N    ational Arts Stabilization    Inc.    ,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
(1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY    (64)    , Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (69)    , Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products) from 1987-1996    and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN    (65)    , Trustee (1993), is Chairman of the Board
   of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN    (52)    , Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and
President and a Director of    Fidelity Investments Money Management,
Inc. (1998),     Fidelity Management & Research (U.K.) Inc. (1997),
and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
BOYCE I. GREER    (42),     is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997), Senior Vice
President of FMR (1997),    and Vice President of FIMM (1998)    . Mr.
Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR.    (59)    , is Vice President of Fidelity's
   Fixed-Income Group     (1995), Senior Vice President of FMR (1995),
   and Senior Vice President of FIMM (1998)    . Before assuming his
current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   ROBERT K. DUBY (52), is Vice President of Fidelity Daily Income Trust (1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER    (51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before    joining
FMR, Mr. Silver served as Executive Vice President, Fund Accounting &
Administration at First Data Investor Services     Group, Inc.
(1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
STANLEY N. GRIFFITH (   52    ), Assistant Vice President
(1998)    , is Assistant Vice President of Fidelity's
Fixed   -    Income Funds    (1998) and an employee of FMR Corp    .
JOHN H. COSTELLO    (52)    , Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH    (52),     Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON    (40)    , Assistant Treasurer    (1996)    , is
Assistant Treasurer of Fidelity's    Fixed-Income     Funds
(199   8    ) and an employee of FMR (1996). Prior to joining FMR, Mr.
Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation
of each Trustee and Member of the Advisory Board of    the fund for
his or her services for the fiscal year ended August 31, 1998.

COMPENSATION TABLE

Trustees and     Aggregate                 Total
Members of the   Compensation              Compensation
Advisory Board   from                      from the
                 Daily IncomeB,   C,D      Fund Complex   *,A

J. Gary          $ 0                       $ 0
Burkhead**

Ralph F. Cox     $    885                  $ 214,500

Phyllis Burke    $    885                  $ 210,000
Davis

Robert M.        $    894                  $176,000
Gates***

Edward C.        $ 0                       $ 0
Johnson 3d**

E. Bradley       $    896                  $ 211,500
Jones

Donald J. Kirk   $    891                  $ 211,500

Peter S.         $ 0                       $ 0
Lynch**

William O.       $    894                  $ 214,500
McCoy****

Gerald C.        $    1,103                $ 264,500
McDonough

Marvin L.        $    878                  $ 214,500
Mann

Robert C.        $ 0                       $ 0
Pozen**

Thomas R.        $    891                   $214,500
Williams

* Information is for the calendar year ended December 31, 1997 for
230     funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was elected to the Board of Trustees on September 17,
1997.
**** Mr. McCoy was elected to the Board of Trustees on September 17,
1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
   C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $414; Phyllis Burke Davis, $414; Robert M. Gates, $414; E. Bradley Jones, $414; Donald J. Kirk, $414; William O. McCoy, $414; Gerald C. McDonough, $483; Marvin L. Mann, $414; and Thomas R. Williams, $414.
   D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Williams, $352.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    August 31, 1998    , the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less than
   1    % of the fund's total outstanding shares.
MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
       MANAGEMENT SERVICES.    Under the terms of its management
contract with the fund, FMR acts as investment adviser     and,
subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
       MANAGEMENT FEE.    For the services of FMR under the management
contract, the fund pays FMR a monthly management fee which has two components. The first component is an amount based upon the fund's average net assets throughout the month in accordance with the following schedule.

Average Net Assets   Annualized Fee Rate For Each Level

from $0 - 2 billion          0.10%

2 - 3                        0.09

3 - 4                        0.08

4 - 5                        0.07

5 - 6                        0.06

6 and over                   0.05

   That amount is then added to an amount equal to 4% of the fund's gross income throughout the month. The gross income amount will not be less than an annual rate of 0.20% or more than an annual rate 0.40% of the fund's average net assets throughout the month. For this purpose, gross income includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations, computed in accordance with generally accepted accounting principles.
   For the fiscal years ended     August 31   , 1998, 1997, and 1996,
the fund paid FMR management fees of $8,065,000, $7,571,000, and $7,441,000, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses   ), which     is subject to
revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
SUB-ADVISER. FMR has entered into a sub-advisory agreement with
   FIMM     pursuant to which    FIMM     has primary responsibility
for providing portfolio investment management services to the fund.
   Previously, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the funds. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.
Under the terms of the sub-advisory agreement, FMR pays    FIMM
    fees equal to 50% of the management fee payable to FMR under its
management contract with the fund. The fees paid to    FIMM     are
not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
On behalf of the fund, for the fiscal years ended August 31   , 1998,
1997, and 1996,     FMR paid FMR Texas fees of $   1,591,000    ,
$3,786,000, and $3,721,000, respectively. On behalf of the fund, for
the fiscal year ended August 31   ,     1998, FMR paid FIMM fees    of
$2,442,000.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Daily Income shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local
entities with whom shareholders have other relationships   .
   T    he Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee
and an asset-based fee each    paid monthly with respect to each
account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on
fund type.     For certain other institutional retirement accounts,
these fees are based on account type    (i.e., omnibus or non-omnibus)
and, for non-omnibus accounts, fund type. The     account fees are
subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts    in a qualified state
tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each
Fidelity Freedom Fund,     a fund of funds managed by an FMR
affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
FSC has entered into a sub-agreement with Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR. Under the terms of this sub-agreement, FBSI performs certain recordkeeping, communication, and other services for shareholders participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client who chooses certain additional features. This fee is in addition to the transfer agency fee received by FSC.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0175% of the first $500 million of average net assets and 0.0075% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 and a maximum of $800,000 per year.
   For the fiscal years ended     August 31    1998, 1997, and 1996,
the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $238,000, $228,000, and $224,000, respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Daily Income Trust is a fund of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. The fund acquired all of the assets of Fidelity Daily Income Trust, a series of Fidelity Union Street Trust pursuant to an agreement approved by
shareholders on January 20, 1993.    Currently, there are four funds
of Fidelity Union Street Trust II: Fidelity Daily Income Trust, Fidelity Municipal Money Market Fund, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund. The Trust Instrument
permits th    e Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" or "Spartan(registered trademark)" may be
withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP, One Post Office Square,
Boston, Massachusetts     serves as the fund's independent accountant.
The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended August 31,    1998    , and report of the auditor,
are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL PAPER Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest. Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest. DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
   Fidelity, Spartan and Fidelity Focus are registered trademarks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.


PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) Financial Statements and Financial Highlights, included in the Annual Report for Fidelity Daily Income Trust for the fiscal year ended August 31, 1998 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on October 14, 1998 for Fidelity Union Street II Trust (File No. 811-642) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(1) Financial Statements and Financial Highlights, included in the Annual Report for Fidelity Municipal Money Market Fund for the fiscal year ended August 31, 1998 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on October 14, 1998 for Fidelity Union Street II Trust (File No. 811-642) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(1) Financial Statements and Financial Highlights, included in the Annual Report for Spartan Municipal Money Fund for the fiscal year ended August 31, 1998 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on October 14, 1998 for Fidelity Union Street II Trust (File No. 811-649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(1) Financial Statements and Financial Highlights, included in the Annual Report for Spartan Arizona Municipal Money Market Fund for the fiscal year ended August 31, 1998 are incorporated herein by reference into the fund's Statement of Additional Information and were filed on October 14, 1998 for Fidelity Union Street II Trust (File No. 811-642) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
    (b)  Exhibits:
(1) Trust Instrument dated June 20, 1991 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 11.
    (1)(a) Supplement dated September 26, 1997 to the July 20, 1991 Trust Instrument is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 18.
(2) Bylaws of the Trust are incorporated by reference to Exhibit 2(a) of Post-Effective Amendment No. 10.
(3) Not applicable.
(4) Not applicable.
(5)(a) Management Contract between Fidelity Union Street Trust II on behalf of Spartan Arizona Municipal Money Market Portfolio (currently known as Spartan Arizona Municipal Money Market Fund) and Fidelity Management & Research Company, dated September 16, 1994, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 11.
    (b) Sub-Advisory Agreement between FMR Texas Inc., (currently known as Fidelity Investments Money Management Inc. (FIMM)), and Fidelity Management & Research Company with respect to Spartan Arizona Municipal Money Market Portfolio (currently known as Spartan Arizona Municipal Money Market Fund), dated September 16, 1994, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 11.
    (c) Management Contract between Fidelity Union Street Trust II on behalf of Fidelity Daily Income Trust and Fidelity Management & Research Company, dated January 28, 1993, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 11.
    (d) Sub-Advisory Agreement between FMR Texas Inc. (currently known as Fidelity Investments Money Management Inc. (FIMM)), and Fidelity Management & Research Company with respect to Fidelity Daily Income Trust, dated January 28,1993, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 11.
     (e) Management Contract between Fidelity Union Street Trust II on behalf of Spartan Municipal Money Fund and Fidelity Management & Research Company, dated February 28, 1992 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 11.
    (f) Sub-Advisory Agreement between FMR Texas Inc. (currently known as Fidelity Investments Money Management Inc. (FIMM)), and Fidelity Management & Research Company with respect to Spartan Municipal Money Fund, dated February 28, 1992, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 11.
    (g) Form of Management Contract between Fidelity Union Street Trust II on behalf of Fidelity Municipal Money Market Fund and Fidelity Management & Research Co. dated December 19, 1997 is filed herein as Exhibit 5(g).
    (h) Form of Sub-Advisory Agreement between Fidelity Management & Research Co. and FMR Texas Inc., (currently known as Fidelity Investments Money Management Inc. (FIMM)), on behalf of Fidelity Municipal Money Market Fund dated December 19, 1997 is filed herein as
Exhibit 5(h).
(6)(a) General Distribution Agreement between Fidelity Union Street Trust II on behalf of Spartan Arizona Municipal Money Market Portfolio (currently known as Spartan Arizona Municipal Money Market Fund), Fidelity Daily Income Trust, and Spartan Municipal Money Fund, and Fidelity Distributors Corporation, dated February 28, 1992 is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No.12.
(6)(b) Amendments to the General Distribution Agreement between Fidelity Union Street Trust II on behalf of Spartan Arizona Municipal Money Market Fund, Fidelity Daily Income Trust, and Spartan Municipal Money Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(6)(c) Form of General Distribution Agreement, between Fidelity Municipal Money Market Fund and Fidelity Distributors Corporation is filed herein as Exhibit 6(c).
(7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
(7)(b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (8)(a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Fidelity Union Street Trust II, on behalf of Spartan Arizona Municipal Money Market Fund and Spartan Municipal Money Fund, is incorporated herein by reference to
Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
(small solid bullet)   (b) Appendix A, dated September 18, 1997, to
the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and Fidelity Union Street Trust II, on behalf of Spartan Arizona Municipal Money Market Fund and Spartan Municipal Money Fund, is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
(small solid bullet)   (c) Custodian Agreement and Appendix C, dated
December 1, 1994, between The Bank of New York and Fidelity Union Street Trust II on behalf of Fidelity Daily Income Trust is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
(small solid bullet)   (d) Appendix A, dated September 18, 1997, to
the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust II on behalf of Fidelity Daily Income Trust is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
(small solid bullet)   (e) Appendix B, dated September 18, 1997, to
the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Union Street Trust II on behalf of Fidelity Daily Income Trust is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
     (f) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Union Street Trust II, on behalf of Fidelity Daily Income Trust, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Union Street Trust II, on behalf of Fidelity Daily Income Trust, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (h) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Union Street Trust II, on behalf of Fidelity Daily Income Trust, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (i) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Union Street Trust II, on behalf of Fidelity Daily Income Trust dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (j) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Union Street Trust II, on behalf of Fidelity Daily Income Trust, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (k) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Union Street Trust II, on behalf Fidelity Daily Income Trust, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (l) Form of Custodian Agreement, Appendix B, and Appendix C, between UMB Bank, n.a. and Fidelity Union Street Trust II, on behalf of Fidelity Municipal Money Market Trust, is filed herein as Exhibit 8(l).
(9) Not applicable.
(10) Not applicable.
(11) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
11.
(12) Not applicable.
(13) Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATE plan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATE plan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (q) Fidelity SIMPLE-IRA Plan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Union Street Trust II on behalf of Spartan Arizona Municipal Money Portfolio (currently known as Spartan Arizona Municipal Money Market Fund) is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 13.

       (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Union Street Trust II on behalf of Fidelity Daily Income Trust is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 11.
       (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Union Street Trust II on behalf of Spartan Municipal Money Fund is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 11.
       (d) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Union Street Trust II on behalf of Fidelity Municipal Money Market Fund is filed herein as Exhibit 15(d).
(16)(a) A schedule for the computation of 7-day yields and total returns on behalf of Fidelity Daily Income Trust, Spartan Arizona Municipal Money Market Fund and Spartan Municipal Money Fund is incorporated herein by reference to Exhibit 16 of Post-Effective Amendment No. 13
     (b) A schedule for the computation of total returns for Fidelity Tax-Exempt Money Market Trust (currently known as Fidelity Municipal Money Market Fund) if incorporated herein by reference to Exhibit 16(a) of Fidelity Beacon Street Trust's Post-Effective Amendment No. 39 (File No. 2-64791).
     (c) A schedule for the computation of 7-day yields for Fidelity Tax-Exempt Money Market Trust (currently known as Fidelity Municipal Money Market Fund) if incorporated herein by reference to Exhibit 16(b) of Fidelity Beacon Street Trust's Post-Effective Amendment No. 39 (File No. 2-64791).
(17) Financial Data Schedules for the funds are filed herein as
Exhibit 27.
(18) Not applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities: As of August 31, 1998
  Title of Class:  Shares of Beneficial Interest

 Name of Series                               Number of Record Holders
Fidelity Daily Income Trust                    64,358

Spartan Arizona Municipal Money Market Fund    549

Spartan Municipal Money Fund                   14,515

Fidelity Municipal Money Market Fund           163,733

Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
    Contra Way, Merrimack, NH 03054
 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d  Chairman of the Board and Director of FIMM,
                      FMR, FMR Corp., FMR Far East, and FMR
                      U.K.; Chairman of the Executive Committee of
                      FMR; President and Chief Executive Officer of FMR Corp.; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR Far East; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Fred L. Henning Jr.   Senior Vice President of FIMM; Senior Vice
                      President of FMR and Vice President of
                      Fixed-Income Funds advised by FMR.



Boyce I. Greer        Vice President of FIMM; Senior Vice President
                      of FMR and Vice President of Money Market
                      Funds advised by FMR.



Dwight D. Churchill   Vice President of FIMM; Senior Vice President
                      of FMR and Vice President of Bond Funds
                      advised by FMR.



Brian Clancy          Treasurer of FIMM, FMR Far East, FMR U.K.,
                      and FMR and Vice President of FMR.



Jay Freedman          Secretary of FIMM; Clerk of FMR U.K., FMR
                      Far East, FMR Corp. and Strategic Advisers,
                      Inc.; Assistant Clerk of FMR; Secretary of
                      FIMM; Associate General Counsel FMR Corp.



Stephen G. Manning    Assistant Treasurer of FIMM, FMR U.K., FMR
                      Far East, and FMR; Vice President and Treasurer of FMR Corp.; Treasurer of Strategic Advisers,
                      Inc.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian, The Bank of New York, 110 Washington Street, New York, NY (Fidelity Daily Income Trust) and UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO (Spartan Municipal Money Fund, Spartan Arizona Municipal Money Market Fund and Fidelity Municipal Money Market Fund).
Item 31. Management Services
  Not applicable.
Item 32. Undertakings
  Not applicable.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of October 1998.

      Fidelity Union Street Trust II
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       (Signature)                   (Title)                        (Date)

/s/Edward C. Johnson 3d  (dagger)    President and Trustee          October 14, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      October 14, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        October 14, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        October 14, 1998

Ralph F. Cox



/s/Phyllis Burke Davis            *  Trustee                        October 14, 1998

Phyllis Burke Davis



/s/Robert M. Gates               **  Trustee                        October 14, 1998

Robert M. Gates



/s/E. Bradley Jones               *  Trustee                        October 14, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        October 14, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        October 14, 1998

Peter S. Lynch



/s/Marvin L. Mann                 *  Trustee                        October 14, 1998

Marvin L. Mann



/s/William O. McCoy               *  Trustee                        October 14, 1998

William O. McCoy



/s/Gerald C. McDonough            *  Trustee                        October 14, 1998

Gerald C. McDonough



/s/Thomas R. Williams             *  Trustee                        October 14, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates